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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A

      REGISTRATION STATEMENT (NO. 2-27203) UNDER THE SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.
                         POST-EFFECTIVE AMENDMENT NO. 68
                                       AND

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 69

                             VANGUARD EXPLORER FUND
         (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                      P.O. BOX 2600, VALLEY FORGE, PA 19482
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482



              IT IS PROPOSED THAT THIS AMENDMENT BECOME EFFECTIVE:
          ON NOVEMBER 12, 2001, PURSUANT TO PARAGRAPH (B) OF RULE 485.



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

VANGUARD(R) EXPLORER FUND
INVESTOR SHARES & ADMIRAL SHARES
NOVEMBER 12, 2001


This prospectus
contains financial data
for the Fund through
the fiscal period ended
April 30, 2001.


STOCK

PROSPECTUS

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


[THE VANGUARD GROUP(R) LOGO]

VANGUARD EXPLORER FUND
INVESTOR SHARES AND ADMIRAL SHARES
PROSPECTUS
NOVEMBER 12, 2001

A SMALL-COMPANY GROWTH STOCK MUTUAL FUND

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CONTENTS
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 1 FUND PROFILE

 3 ADDITIONAL INFORMATION

 4 MORE ON THE FUND

 9 THE FUND AND VANGUARD

 9 INVESTMENT ADVISERS

11 DIVIDENDS, CAPITAL GAINS, AND TAXES

13 SHARE PRICE

14 FINANCIAL HIGHLIGHTS

16 INVESTING WITH VANGUARD

   16 Buying Shares

   17 Converting Shares

   18 Redeeming Shares

   20 Other Rules You Should Know

   22 Fund and Account Updates

   23 Contacting Vanguard

GLOSSARY (inside back cover)
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WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
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SHARE CLASSES

The Fund offers two separate classes of shares: Investor Shares and Admiral Shares. Please note that Admiral Shares are NOT available to:
-    SIMPLE IRAs and 403(b)(7) custodial accounts;
- Other retirement plan accounts receiving special administrative services from Vanguard; or
- Accounts maintained by financial intermediaries, except in limited circumstances.

The Fund's separate share classes have different expenses; as a result, their investment performances will differ.

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

                                                                               1
FUND PROFILE

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital growth.

PRIMARY INVESTMENT STRATEGIES
The Fund invests mainly in the stocks of small companies (which, at the time of purchase, typically have a market value of less than $2 billion). These companies tend to be unseasoned but are considered by the Fund's advisers to have superior growth potential. These companies often provide little or no dividend income.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the overall stock market. The Fund's performance could be hurt by:
- Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from one calendar year to another over the past ten years. The table shows how the Fund's average annual total returns compare with those of relevant market indexes over set periods of time. Both the bar chart and the table present information for the Fund's Investor Shares only, because Admiral Shares were not available during the time periods shown. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

      ----------------------------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------------------------
                              1991          55.90%
                              1992          13.02%
                              1993          15.41%
                              1994           0.54%
                              1995          26.60%
                              1996          14.04%
                              1997          14.57%
                              1998           3.52%
                              1999          37.26%
                              2000           9.22%
      ----------------------------------------------------------------------
      The Fund's year-to-date return as of the most recent calendar quarter, which ended September 30, 2001, was -19.67%.
      ----------------------------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 29.99% (quarter ended December 31, 1999), and the lowest return for a quarter was -21.73% (quarter ended September 30, 2001).

2

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        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000

-----------------------------------------------------------------------------
                                           1 YEAR       5 YEARS      10 YEARS
-----------------------------------------------------------------------------
Vanguard Explorer Fund Investor Shares      9.22%        15.19%        18.03%
Russell 2000 Growth Index                 -22.43          7.14         12.80
Russell 2000 Index                         -3.03         10.31         15.53
-----------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

                                                      INVESTOR        ADMIRAL
                                                        SHARES         SHARES
                                                        ------         ------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                 None           None
Sales Charge (Load) Imposed on Reinvested                 None           None
Dividends:
Redemption Fee:                                           None           None
Exchange Fee:                                             None           None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.62%          0.57%
12b-1 Distribution Fee:                                   None           None
Other Expenses:                                          0.02%          0.01%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.64%          0.58%


     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

        ------------------------------------------------------------
                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
        ------------------------------------------------------------
        Investor Shares     $65        $205      $357       $798
        Admiral Shares       59        186        324        726
        ------------------------------------------------------------

     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

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                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect Vanguard Explorer Fund's expense ratios for the current fiscal year to be as follows: for Investor Shares, 0.64%, or $6.40 per $1,000 of average net assets; for Admiral Shares, 0.58%, or $5.80 per $1,000 of average net assets. The average small-cap growth mutual fund had expenses in 2000 of 1.60%, or $16.00 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------
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                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS            MINIMUM INITIAL INVESTMENT
Distributed annually                   Investor Shares--$3,000; $1,000 for IRAs
in  December                           and custodial accounts for minors
                                       Admiral Shares--$250,000
INVESTMENT ADVISERS
- Granahan Investment                  CONVERSION FEATURES
  Management, Inc., Waltham,           Investor Shares--May be converted to
- Wellington Management Company,       Admiral Shares if you meet certain
  LLP, Boston, Mass., since            account balance and tenure requirements
  inception                            Admiral Shares--Will be converted to
- Chartwell Investment Partners,       Investor Shares if you are no longer
  Berwyn, Pa., since 1997              eligible for Admiral Shares
- The Vanguard Group, Valley
  Forge, Pa., since 1997               NEWSPAPER ABBREVIATION
- Grantham, Mayo, Van Otterloo &       Investor Shares--Explr
  Co. LLC, Boston, Mass., since 2000   Admiral Shares--ExplrAdml

INCEPTION DATE                         VANGUARD FUND NUMBER
Investor Shares--December 11, 1967     Investor Shares--024
Admiral Shares--November 12, 2001      Admiral Shares--5024

NET ASSETS (INVESTOR SHARES) AS        CUSIP NUMBER
OF APRIL 30, 2001                      Investor Shares--921926101
$4.5 billion                           Admiral Shares--921926200

SUITABLE FOR IRAS                      TICKER SYMBOL
Yes                                    Investor Shares--VEXPX
                                       Admiral Shares--VEXRX

--------------------------------------------------------------------------------

4
MORE ON THE FUND
This prospectus describes risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
     Finally, you'll find information on other important features of the Fund.

MARKET EXPOSURE
The Fund invests mainly in common stocks of small-capitalization companies that offer strong growth potential. These companies typically provide little or no dividend income.
     Because it invests mainly in stocks, the Fund is subject to certain risks.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such measures as earnings and book value, and these stocks typically pay above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds, by contrast, are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations.
--------------------------------------------------------------------------------

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                                PLAIN TALK ABOUT
                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-cap stocks as those of companies with a market value exceeding $12 billion; mid-cap stocks as those of companies with a market value between $1.5 billion and $12 billion; and small-cap stocks as those of companies with a market value of less than $1.5 billion. Vanguard periodically reassesses these classifications.
--------------------------------------------------------------------------------

[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

        ----------------------------------------------------------
                   U.S. STOCK MARKET RETURNS (1926-2000)
        ----------------------------------------------------------
                             1 YEAR  5 YEARS  10 YEARS   20 YEARS
        ----------------------------------------------------------
        Best                  54.2%    28.6%     19.9%      17.8%
        Worst                -43.1    -12.4      -0.8        3.1
        Average               12.9     11.1      11.2       11.2
        ----------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2000. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.
     Keep in mind that Vanguard Explorer Fund focuses on the stocks of smaller companies. Historically, small-cap stocks have been more volatile than--and at times have performed quite differently from--the large-cap stocks found in the S&P 500 Index. This is due to several factors, including less-certain growth and dividend prospects for smaller companies.

[FLAG] THE FUND IS SUBJECT TO  INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, SMALL-CAP STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

6

SECURITY SELECTION
Vanguard Explorer Fund employs five investment advisers, each of which independently chooses and maintains a portfolio of common stocks for the Fund. The Fund's board of trustees decides the proportion of Fund assets to be managed by each adviser and may change these proportions at any time.
     The five advisers use active investment management methods, which means they buy and sell securities based on their judgments about the financial prospects of companies, the prices of the securities, and the stock market and economy in general.
     Each adviser uses different processes to select securities for its portion of the Fund's assets; however, each is committed to buying stocks of small companies that, in the adviser's opinion, have strong growth potential.
     Granahan Investment Management, Inc. (Granahan), which managed about 35% of the Fund's assets as of April 30, 2001, groups securities into three categories as part of its selection process. The first category, "core growth," emphasizes companies that have a well-known or established product and, as a result, have a proven record of growth and a strong market position. The second category, "pioneers," is made up of companies that offer unique products or technologies that may lead to new products or expansion into new markets. Granahan judges "pioneer" stocks based on the estimated growth potential compared with market value. The third category, "special value," includes companies that lack a record of strong growth but that, in the adviser's view, are both undervalued in the market and likely to grow in the next few years. "Core growth" stocks generally make up 30% to 60% of the adviser's share of Fund assets, with the other two categories generally at 20% to 35% each.
     Wellington Management Company, LLP (Wellington Management), which managed about 27% of the Fund's assets as of April 30, 2001, uses research and analysis of individual companies to select stocks that the adviser feels have exceptional growth potential relative to their valuation in the marketplace.
     Wellington Management considers each stock individually before purchase, and continually monitors developments at these companies for comparison with the adviser's expectations for growth. To help limit risk, the portfolio is broadly diversified both by number of stocks and by exposure to a range of industries.
     Chartwell Investment Partners (Chartwell), which managed about 9% of the Fund's assets as of April 30, 2001, uses a research-driven process to choose stocks judged to have exceptional growth potential and reasonable prices. After considering each stock individually before purchase, Chartwell constantly monitors characteristics of its Fund's holdings as a group by using computerized techniques.
     The Vanguard Group, which managed about 13% of the Fund's assets as of April 30, 2001, employs a "quantitative" investment approach in selecting stocks. In other words, it uses computerized mathematical models to select a sampling of stocks that, as a group, are expected to have returns and investment characteristics similar to the Russell 2000 Growth Index.
     The fifth adviser, Grantham, Mayo, Van Otterloo & Co. LLC (GMO), began managing new cash invested in the Fund on April 3, 2000. As of April 30, 2001, GMO managed about 12% of the Fund's assets. GMO uses computerized models to select the most attractive small-cap growth stocks according to several criteria, including changes in projected earnings, earnings growth, and recent price trends. This quantitative investment method is expected to result in a portfolio that is broadly diversified among small-cap stocks. GMO seeks to maintain reasonable liquidity by limiting positions in individual issues.

     Vanguard also managed approximately 4% of the Fund's assets as cash investments as of April 30, 2001. The Fund's cash investments are generally invested in stock futures to achieve performance similar to that of common stocks. This strategy is intended to keep the Fund more fully exposed to common stocks while retaining cash on hand to meet liquidity needs. See "Other Investment Policies and Risks" for more details on the Fund's policy on futures.
     The Fund is generally managed without regard to tax ramifications.

[FLAG] THE  FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT THE
     ADVISERS WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE FUND INVESTS.

OTHER INVESTMENT POLICIES AND RISKS
Besides investing in common stocks of growth companies, the Fund may make certain other kinds of investments to achieve its objective.
     Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 20% of its assets this way. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets; and
(2) currency risk, which is the chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

[FLAG] THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY
     INVOLVE  RISKS  DIFFERENT  FROM,  AND  POSSIBLY   GREATER  THAN,  THOSE  OF
     TRADITIONAL INVESTMENTS.

     The Fund may also invest in stock futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. The Fund will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Fund's obligation under futures contracts will not exceed 20% of its total assets.
     The reasons for which the Fund will invest in futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.
     The Fund may invest up to 15% of its assets in restricted securities with limited marketability or other illiquid securities.
     The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

8

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                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

COSTS AND MARKET-TIMING
Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
-    Each Vanguard fund reserves the right to stop offering shares at any time.
- Vanguard U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, and Growth and Income Fund generally do NOT accept exchanges by telephone, by fax, or online. (IRAs and other retirement accounts are not subject to this rule.)
-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
     See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

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                                PLAIN TALK ABOUT
                                  TURNOVER RATE
Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of April 30, 2001, the average turnover rate for all small growth funds was approximately 140%, according to Morningstar, Inc.
--------------------------------------------------------------------------------

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $500 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
    Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISERS
The Fund uses a multimanager approach. It employs five investment advisers, each of which independently manages a separate portion of the Fund's assets, subject to the control of the trustees and officers of the Fund.


- Granahan Investment Management, Inc., 275 Wyman Street, Waltham, MA 02154, is an investment advisory firm founded in 1985. As of April 30, 2001, Granahan managed about $2 billion in assets.
- Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, is an investment advisory firm founded in 1928. As of April 30, 2001, Wellington Management managed about $270 billion in assets.
- Chartwell Investment Partners, 1235 Westlakes Drive, Suite 330, Berwyn, PA 19312, is an investment advisory firm founded in 1997. As of April 30, 2001, Chartwell managed about $5 billion in assets.

10

- The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, is a wholly owned subsidiary of the Vanguard funds. As of April 30, 2001, Vanguard served as adviser for about $393 billion in assets.


- Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, MA 02110, is an investment advisory firm founded in 1977. As of April 30, 2001, GMO managed about $21 billion in assets. The firm specializes in small-company stock investments.


     The Fund pays four of its investment advisers--Granahan, Wellington Management, Chartwell, and GMO--on a quarterly basis. For each adviser, the quarterly fee is based on certain annual percentage rates applied to average net assets managed by the adviser over the quarterly period. In addition, the quarterly fees paid to each adviser are increased or decreased based upon the adviser's performance in comparison to a benchmark index. For these purposes, the cumulative total return of each adviser's portion of the Fund over a trailing 36-month period is compared to the cumulative total return of the Russell 2000 Growth Index over the same period.
     Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated. The Fund pays no advisory fees to Vanguard, because it provides services to the Fund on an at-cost basis.

     For the fiscal year ended October 31, 2000, and the six-month period ended April 30, 2001, the advisory fees and expenses represented effective annual rates of 0.19% and 0.17%, respectively, before performance-based increases of 0.05% and 0.07%, respectively.

     The advisers are authorized to choose broker-dealers to handle the purchase and sale of the Fund's portfolio securities, and to obtain the best available price and most favorable execution for all transactions. Also, the Fund may direct the advisers to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.
     In the interest of obtaining better execution of a transaction, the advisers may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the advisers are authorized to choose a broker who, in addition to executing the transaction, will provide research services to the advisers or the Fund.
     The board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISERS

The managers primarily responsible for overseeing the Fund's investments are:

JOHN J. GRANAHAN, CFA, Founder, and President of Granahan. He has worked in investment management since 1960; has been with Granahan since 1985; and has managed the Fund since 1990. Education: B.A., St. Joseph's University; Graduate Fellow of Catholic University of America.

KENNETH L. ABRAMS, Senior Vice President of Wellington Management. He has worked in investment management since 1982; has been with Wellington Management since 1986; and has managed the Fund since 1994. Education: B.A. and M.B.A., Stanford University.

EDWARD N. ANTOIAN, CFA, Partner, and one of the founders of Chartwell in 1997. He has managed equity funds since 1984 and has managed the Fund since 1997.
Education:   B.S.,  State  University  of  New  York;   M.B.A.,   University  of
Pennsylvania.

GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Quantitative Equity Group. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987.
Education: A.B., Dartmouth College; M.B.A., University of Chicago.

CHRISTOPHER M. DARNELL, Chief Investment Officer of Quantitative Investment Products and Chairman of the U.S. Equity Investment Policy Group at GMO. He has managed investments for GMO since 1979 and has managed the Fund since 2000.
Education: B.A., Yale University; M.B.A., Harvard University.

ROBERT M. SOUCY, Managing Director of U.S. Quantitative Equity at GMO. He has managed investments for GMO since 1979 and has managed the Fund since 2000.
Education: B.S., University of Massachusetts.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December. You can receive distributions of income dividends or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

12
--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------

BASIC TAX POINTS
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
- Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should avoid buying shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

GENERAL INFORMATION
BACKUP WITHHOLDING. By law, Vanguard must withhold 30.5% of any taxable distributions or redemptions from your account if you do not:
-    Provide us with your correct taxpayer identification number;
-    Certify that the taxpayer identification number is correct; and
- Confirm that you are not subject to backup withholding. Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at Vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.

SHARE PRICE
The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund's foreign securities trade on markets that are open.
     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.
--------------------------------------------------------------------------------

14

FINANCIAL HIGHLIGHTS

The following financial highlights table pertains to the Fund's Investor Shares; Admiral Shares were not available during the periods shown. The table is intended to help you understand the Fund's financial performance for the these periods, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). The information for the five years ended October 31, 2000, has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. The information for the six-month period ended April 30, 2001, has not been audited by independent accountants. You may have the annual report or sent to you without charge by contacting Vanguard.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began the six-month period ended April 30, 2001, with a net asset value (price) of $77.28 per share. During the period, the Fund earned $0.10 per share from investment income (interest and dividends). There was a decline of $3.88 per share in the value of investments held or sold by the Fund, resulting in a net decline of $3.78 from investment operations.

     Shareholders received $14.16 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

     The share price at the end of the period was $59.34, reflecting losses of $3.78 per share and distributions of $14.16 per share. This was a decrease of $17.94 per share (from $77.28 at the beginning of the period to $59.34 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was -4.23% for the period.

     As of April 30, 2001, the Fund had $4.5 billion in net assets. For the period, its annualized expense ratio was 0.74% ($7.40 per $1,000 of net assets); and its annualized net investment income amounted to 0.30% of its average net assets. It sold and replaced securities valued at an annualized rate of 68% of its net assets.
--------------------------------------------------------------------------------

                                                                              15

---------------------------------------------------------------------------------------------------------------------------------
                                                                                    VANGUARD EXPLORER FUND
                                                                                       INVESTOR SHARES
                                                                                   YEAR ENDED OCTOBER 31,
                                        SIX MONTHS ENDED       ------------------------------------------------------------------
                                         APRIL 30, 2001*         2000         1999          1998         1997         1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $77.28       $61.49       $49.60        $62.31       $55.44       $51.05

---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                               .10          .25          .21           .21          .26          .26
 Net Realized and Unrealized Gain (Loss)           (3.88)       23.80        12.18         (6.82)        9.71         8.37
  on Investments
---------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                (3.78)       24.05        12.39         (6.61)        9.97         8.63
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income               (.25)        (.23)        (.20)         (.25)        (.27)        (.24)
 Distributions from Realized Capital Gains        (13.91)       (8.03)        (.30)        (5.85)       (2.83)       (4.00)
---------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                            (14.16)       (8.26)        (.50)        (6.10)       (3.10)       (4.24)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $59.34       $77.28       $61.49        $49.60       $62.31       $55.44
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                      -4.23%       42.56%       25.14%       -11.22%       18.93%       17.97%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)             $4,496       $4,566       $2,484        $2,196       $2,550       $2,186
 Ratio of Total Expenses to Average Net Assets   0.74%**        0.71%        0.74%         0.62%        0.62%        0.63%
 Ratio of Net Investment Income to
  Average Net Assets                             0.30%**        0.36%        0.36%         0.37%        0.45%        0.51%
 Turnover Rate                                     68%**         123%          79%           72%          84%          51%
---------------------------------------------------------------------------------------------------------------------------------

 *Unaudited.
**Annualized.

16

--------------------------------------------------------------------------------
INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. A special booklet, The Vanguard Service Directory, provides details of our many shareholder services for individual investors. A separate booklet, The Compass, does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions found at the end of this section.

                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------

BUYING SHARES

ACCOUNT MINIMUMS FOR INVESTOR SHARES
TO OPEN AND MAINTAIN AN ACCOUNT: $3,000 for regular accounts; $1,000 for IRAs and custodial accounts for minors.
TO ADD TO AN  EXISTING  ACCOUNT:  $100 by  mail or  exchange;  $1,000  by  wire.
     Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

ACCOUNT MINIMUMS FOR ADMIRAL SHARES
TO OPEN AND MAINTAIN AN ACCOUNT: $250,000 for new investors; $150,000 or $50,000 for existing investors who are eligible to convert Investor Shares into Admiral Shares (see Converting Shares).
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.

HOW TO BUY SHARES
BY CHECK: Mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--Fund number. For a list of Fund numbers and addresses, see Contacting Vanguard.
BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard fund. All open Vanguard funds permit exchange purchases requested in writing. MOST VANGUARD FUNDS--OTHER THAN THE STOCK AND BALANCED INDEX-ORIENTED FUNDS--ALSO ACCEPT EXCHANGE PURCHASES REQUESTED ONLINE OR BY TELEPHONE. See Other Rules You Should Know for specifics.
BY WIRE: Call Vanguard to purchase shares by wire. See Contacting Vanguard.

YOUR PURCHASE PRICE
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as your TRADE DATE.

PURCHASE RULES YOU SHOULD KNOW
^ADMIRAL SHARES. Please note that Admiral Shares are NOT available to:
-    SIMPLE IRAs and 403(b)(7) custodial accounts;
- Other retirement plan accounts receiving special administrative services from Vanguard; or
- Accounts maintained by financial intermediaries, except in limited circumstances.
^THIRD PARTY CHECKS. To protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.
^U.S. CHECKS ONLY. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank.
^LARGE PURCHASES. Vanguard reserves the right to reject any purchase request that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund.

CONVERTING SHARES
ANY CONVERSION BETWEEN CLASSES OF SHARES OF THE SAME FUND IS A NONTAXABLE EVENT. PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

18

IMMEDIATE CONVERSIONS INTO ADMIRAL SHARES
All shares purchased before the issuance of Admiral Shares are considered Investor Shares. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $250,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online. Or, you may contact Vanguard by telephone or mail to request this transaction.
TENURE CONVERSIONS INTO ADMIRAL SHARES
THREE-YEAR PRIVILEGE. After three years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance is at least $150,000 and you are registered with Vanguard.com.
TEN-YEAR PRIVILEGE. After ten years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance is at least $50,000 and you are registered with Vanguard.com.
     Registered users of Vanguard.com may request a tenure conversion online. Or, you may contact Vanguard by telephone or mail to request this transaction. MANDATORY CONVERSIONS INTO INVESTOR SHARES
If an investor no longer meets the requirements for Admiral Shares, the Fund may reclassify the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance due to market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.

REDEEMING SHARES
HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know  before  initiating  your  request.
ONLINE: Request a redemption through our website at Vanguard.com.  BY TELEPHONE:
Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.
YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS
^CHECK REDEMPTIONS. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date. ^EXCHANGE REDEMPTIONS. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. All open Vanguard funds accept exchange redemptions requested in writing. Most Vanguard funds--other than the stock and balanced index-oriented funds--also accept exchange redemptions requested online or by telephone. See Other Rules You Should Know for specifics.
^WIRE REDEMPTIONS. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds to a previously designated bank account. Wire redemptions are not available for Vanguard's other funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration. Also, wire redemptions must be requested in writing or by telephone, not online. For these funds, a $5 fee applies to wire redemptions under $5,000.
Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.
Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven days. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund Express(R).

20

^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. ^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. We can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days at any time. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

OTHER RULES YOU SHOULD KNOW
TELEPHONE TRANSACTIONS
^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by regular telephone, unless you instruct us otherwise in writing.
^TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a personal identification number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
-    Ten-digit account number.
-    Complete owner name and address.
-    Primary Social Security or employer identification number.
-    Personal Identification Number (PIN), if applicable.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.
^SOME  VANGUARD  FUNDS  DO  NOT  PERMIT  TELEPHONE   EXCHANGES.   To  discourage
market-timing, Vanguard's Stock Index Funds, Growth and Income Fund, and Balanced Index

Fund generally do not permit telephone exchanges (in or out), except for IRAs and certain other retirement accounts.

VANGUARD.COM
^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform other transactions. To establish this service, you can register online.
^SOME   VANGUARD   FUNDS  DO  NOT  PERMIT   ONLINE   EXCHANGES.   To  discourage
market-timing, Vanguard's Stock Index Funds, Growth and Income Fund, and Balanced Index Fund do not permit online exchanges (in or out), except for IRAs and certain other retirement accounts.

WRITTEN INSTRUCTIONS
^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
-    The fund name and account number.
-    The amount of the transaction (in dollars or shares).
-    Signatures of all owners exactly as registered on the account.
-    Signature guarantees, if required for the type of transaction.*
-    Any supporting legal documentation that may be required.
*For instance, signature guarantees must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

LIMITS ON ACCOUNT ACTIVITY
Because excessive account transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard limits account activity as follows:
- You may make no more than TWO SUBSTANTIVE "ROUND TRIPS" THROUGH A NON-MONEY-MARKET FUND during any 12-month period.
- Your round trips through a non-money-market fund must be at least 30 days apart.
-    All funds may refuse share purchases at any time, for any reason.

22

- Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange, at any time, for any reason.
A "round trip" is a redemption from a fund followed by a purchase back into the same fund. Also, a "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the fund.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment adviser. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM.
     If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies.

LOW-BALANCE ACCOUNTS

All   Vanguard   funds   reserve   the  right  to  close   any   investment-only
retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.

     Vanguard deducts a $10 fee in June from each nonretirement account whose balance at that time is below $2,500 ($500 for Vanguard STAR(TM) Fund). The fee is waived if your total Vanguard account assets are $50,000 or more.

FUND AND ACCOUNT UPDATES
PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.

AVERAGE COST REVIEW STATEMENTS
For most taxable accounts, average cost review statements will accompany the quarterly portfolio summaries. These statements show the average cost of shares that you redeemed during the current calendar year, using the average cost single category method.

CONFIRMATION STATEMENTS
Each time you buy, sell, or exchange shares, we will send you a statement confirming the trade date and amount of your transaction.

TAX STATEMENTS
We will send you annual tax statements to assist in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.

ANNUAL AND SEMIANNUAL REPORTS
Financial reports about Vanguard Explorer Fund will be mailed twice a year, in June and December. These comprehensive reports include overviews of the financial markets and specific information concerning the Fund:
-    Performance assessments with comparisons to industry benchmarks.
_    Reports from the advisers.
-    Financial statements with detailed listings of the Fund's holdings.
     To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of its investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department.

CONTACTING VANGUARD
ONLINE
VANGUARD.COM
-    Your best source of Vanguard news
-    For fund, account, and service information
-    For most account transactions
-    For literature requests
-    24 hours per day, 7 days per week

VANGUARD TELE-ACCOUNT(R)
1-800-662-6273
(ON-BOARD)
-    For automated fund and account information
-    For redemptions by check, exchange, or wire
-    Toll-free, 24 hours per day, 7 days per week

24

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
1-800-952-3335)
-    For fund and service information
-    For literature requests
-    Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
1-800-749-7273)
-    For account information
-    For most account transactions
-    Business hours only

ADMIRAL SERVICE CENTER
1-888-237-9949
-    For Admiral account information
-    For most Admiral transactions
-    Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
-    For information and services for large institutional investors
-    Business hours only

VANGUARD ADDRESSES
REGULAR MAIL (INDIVIDUALS--CURRENT CLIENTS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGULAR MAIL (GENERAL INQUIRIES):
The Vanguard Group
P.O. Box 2600
Valley Forge, PA 19482-2600

REGISTERED OR EXPRESS MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBER
Please use the specific fund number when contacting us about Vanguard Explorer Fund--24 (Investor Shares) or 5024 (Admiral Shares).

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets.

CURRENCY RISK
The chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]

Post Office Box 2600
Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information
about Vanguard Explorer Fund,
the following documents are
available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the
Fund's investments is available in
the Fund's annual and semiannual
reports to shareholders.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI provides more detailed
information about the Fund.

The current annual and semiannual
reports and the SAI are
incorporated by reference into
(and are thus legally a part of)
this prospectus.

All market indexes referenced in
this prospectus are the exclusive
property of their respective owners.

To receive a free copy of the latest
annual or semiannual report or the
SAI, or to request additional
information about the Fund or other
Vanguard funds, please contact us
as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION
DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder
and would like information about
your account, account transactions,
and/or account statements,
please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE
COMMISSION (SEC)
You can review and copy
information  about the Fund
(including the SAI) at the SEC's
Public Reference Room in
Washington, DC. To find out more
about this public service, call the
SEC at 1-202-942-8090. Reports and
other information about the Fund are
also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing
the Public Reference Section,
Securities and Exchange
Commission, Washington, DC
20549-0102.

Fund's Investment Company Act
file number: 811-1530

(C) 2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.


P024 112001

VANGUARD(R) EXPLORER FUND

INVESTOR SHARES FOR PARTICIPANTS - NOVEMBER 12, 2001


This prospectus
contains financial data
for the Fund through
the fiscal period ended
April 30, 2001.



STOCK

PROSPECTUS

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


[THE VANGUARD GROUP(R) LOGO]

VANGUARD EXPLORER FUND
INVESTOR SHARES
PARTICIPANT PROSPECTUS
NOVEMBER 12, 2001


A SMALL-COMPANY GROWTH STOCK MUTUAL FUND

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
 1 FUND PROFILE

 3 ADDITIONAL INFORMATION

 3 MORE ON THE FUND

 8 THE FUND AND VANGUARD

 9 INVESTMENT ADVISERS

11 DIVIDENDS, CAPITAL GAINS, AND TAXES

11 SHARE PRICE

12 FINANCIAL HIGHLIGHTS

14 INVESTING WITH VANGUARD

15 ACCESSING FUND INFORMATION BY COMPUTER

GLOSSARY (inside back cover)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHARE CLASSES

The Fund offers two separate classes of shares: Investor Shares and Admiral Shares. This prospectus offers the Fund's Investor Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.


The Fund's separate share classes have different expenses; as a result, their investment performances will differ.


--------------------------------------------------------------------------------

FUND PROFILE

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital growth.

PRIMARY INVESTMENT STRATEGIES

The Fund invests mainly in the stocks of small companies (which, at the time of purchase, typically have a market value of less than $2 billion). These companies tend to be unseasoned but are considered by the Fund's advisers to have superior growth potential. These companies often provide little or no dividend income.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the overall stock market. The Fund's performance could be hurt by:
- Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from one calendar year to another over the past ten years. The table shows how the Fund's average annual total returns compare with those of relevant market indexes over set periods of time. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

      ----------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ----------------------------------------------------------------------
                              1991          55.90%
                              1992          13.02%
                              1993          15.41%
                              1994           0.54%
                              1995          26.60%
                              1996          14.04%
                              1997          14.57%
                              1998           3.52%
                              1999          37.26%
                              2000           9.22%
      ----------------------------------------------------------------------
      The Fund's year-to-date return as of the most recent calendar quarter, which ended September 30, 2001, was -19.67%.
      ----------------------------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 29.99% (quarter ended December 31, 1999), and the lowest return for a quarter was -21.73% (quarter ended September 30, 2001).

2

      ------------------------------------------------------------------

       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000

      ------------------------------------------------------------------
                                     1 YEAR     5 YEARS        10 YEARS
      ------------------------------------------------------------------
      Vanguard Explorer Fund          9.22%      15.19%          18.03%
      Russell 2000 Growth Index     -22.43        7.14           12.80
      Russell 2000 Index             -3.03       10.31           15.53
      ------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None
      Exchange Fee:                                                        None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                0.62%
      12b-1 Distribution Fee:                                              None
      Other Expenses:                                                     0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.64%

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

           --------------------------------------------------
             1 YEAR      3 YEARS    5 YEARS      10 YEARS
           --------------------------------------------------
              $65          $205       $357         $798
           --------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

                                                                               3
--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect Vanguard Explorer Fund Investor Shares' expense ratio for the current fiscal year to be 0.64%, or $6.40 per $1,000 of average net assets. The average small-cap growth mutual fund had expenses in 2000 of 1.60%, or $16.00 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                 INCEPTION DATE
Distributed annually in December            December 11, 1967

INVESTMENT ADVISERS                         NET ASSETS (INVESTOR SHARES) AS OF
- Granahan Investment Management, Inc.,     APRIL 30, 2001
  Waltham, Mass., since 1990                $4.5 billion
- Wellington Management Company, LLP,
  Boston, Mass., since inception            NEWSPAPER ABBREVIATION
- Chartwell Investment Partners, Berwyn,    Explr
  Pa., since 1997
- The Vanguard Group, Valley Forge, Pa.,    VANGUARD FUND NUMBER
  since 1997                                024
- Grantham, Mayo, Van Otterloo & Co. LLC,
  Boston, Mass., since 2000                 CUSIP NUMBER
                                            921926101

                                            TICKER SYMBOL
                                            VEXPX
--------------------------------------------------------------------------------

MORE ON THE FUND

This prospectus describes risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the

4

Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Finally, you'll find information on other important features of the Fund.

MARKET EXPOSURE
The Fund invests mainly in common stocks of small-capitalization companies that offer strong growth potential. These companies typically provide little or no dividend income.
     Because it invests mainly in stocks, the Fund is subject to certain risks.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such measures as earnings and book value, and these stocks typically pay above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds, by contrast, are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-cap stocks as those of companies with a market value exceeding $12 billion; mid-cap stocks as those of companies with a market value between $1.5 billion and $12 billion; and small-cap stocks as those of companies with a market value of less than $1.5 billion. Vanguard periodically reassesses these classifications.
--------------------------------------------------------------------------------

[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

        ----------------------------------------------------------
                    U.S. STOCK MARKET RETURNS (1926-2000)
        ----------------------------------------------------------
                             1 YEAR  5 YEARS  10 YEARS   20 YEARS
        ----------------------------------------------------------
        Best                  54.2%   28.6%    19.9%       17.8%
        Worst                -43.1   -12.4     -0.8         3.1
        Average               12.9    11.1     11.2        11.2
        ----------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2000. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.
     Keep in mind that Vanguard Explorer Fund focuses on the stocks of smaller companies. Historically, small-cap stocks have been more volatile than--and at times have performed quite differently from--the large-cap stocks found in the S&P 500 Index. This is due to several factors, including less-certain growth and dividend prospects for smaller companies.

[FLAG] THE FUND IS SUBJECT TO  INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, SMALL-CAP STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION
Vanguard Explorer Fund employs five investment advisers, each of which independently chooses and maintains a portfolio of common stocks for the Fund. The Fund's board of trustees decides the proportion of Fund assets to be managed by each adviser and may change these proportions at any time.
     The five advisers use active investment management methods, which means they buy and sell securities based on their judgments about the financial prospects of companies, the prices of the securities, and the stock market and economy in general.
     Each adviser uses different processes to select securities for its portion of the Fund's assets; however, each is committed to buying stocks of small companies that, in the adviser's opinion, have strong growth potential.
     Granahan Investment Management, Inc. (Granahan), which managed about 35% of the Fund's assets as of April 30, 2001, groups securities into three categories as part of its selection process. The first category, "core growth," emphasizes companies that have a well-known or established product and, as a result, have a proven record of growth and a strong market position. The second category, "pioneers," is made up of companies that offer unique products or technologies that may lead to new products or expansion into new markets. Granahan judges "pioneer" stocks based on the estimated growth potential compared with market value. The third category, "special value," includes companies that

6

lack a record of strong growth but that, in the adviser's view, are both undervalued in the market and likely to grow in the next few years. "Core growth" stocks generally make up 30% to 60% of the adviser's share of Fund assets, with the other two categories generally at 20% to 35% each.
     Wellington Management Company, LLP (Wellington Management), which managed about 27% of the Fund's assets as of April 30, 2001, uses research and analysis of individual companies to select stocks that the adviser feels have exceptional growth potential relative to their valuation in the marketplace.
     Wellington Management considers each stock individually before purchase, and continually monitors developments at these companies for comparison with the adviser's expectations for growth. To help limit risk, the portfolio is broadly diversified both by number of stocks and by exposure to a range of industries.
     Chartwell Investment Partners (Chartwell), which managed about 9% of the Fund's assets as of April 30, 2001, uses a research-driven process to choose stocks judged to have exceptional growth potential and reasonable prices.
     After considering each stock individually before purchase, Chartwell constantly monitors characteristics of its Fund holdings as a group by using computerized techniques.
     The Vanguard Group, which managed about 13% of the Fund's assets as of April 30, 2001, employs a "quantitative" investment approach in selecting stocks. In other words, it uses computerized mathematical models to select a sampling of stocks that, as a group, are expected to have returns and investment characteristics similar to the Russell 2000 Growth Index.
     The fifth adviser, Grantham, Mayo, Van Otterloo & Co. LLC (GMO), began managing new cash invested in the Fund on April 3, 2000. As of April 30, 2001, GMO managed about 12% of the Fund's assets. GMO uses computerized models to select the most attractive small-cap growth stocks according to several criteria, including changes in projected earnings, earnings growth, and recent price trends. This quantitative investment method is expected to result in a portfolio that is broadly diversified among small-cap stocks. GMO seeks to maintain reasonable liquidity by limiting positions in individual issues.
     Vanguard also managed approximately 4% of the Fund's assets as cash investments as of April 30, 2001. The Fund's cash investments are generally invested in stock futures to achieve performance similar to that of common stocks. This strategy is intended to keep the Fund more fully exposed to common stocks while retaining cash on hand to meet liquidity needs. See "Other Investment Policies and Risks" for more details on the Fund's policy on futures.
     The Fund is generally managed without regard to tax ramifications.

[FLAG] THE  FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT THE
     ADVISERS WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE FUND INVESTS.

OTHER INVESTMENT POLICIES AND RISKS
Besides investing in common stocks of growth companies, the Fund may make certain other kinds of investments to achieve its objective.
     Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 20% of its assets this way. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets; (2) and currency risk, which is the chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

[FLAG] THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY
     INVOLVE  RISKS  DIFFERENT  FROM,  AND  POSSIBLY   GREATER  THAN,  THOSE  OF
     TRADITIONAL INVESTMENTS.

The Fund may also invest in stock futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. The Fund will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Fund's obligation under futures contracts will not exceed 20% of its total assets.
     The reasons for which the Fund will invest in futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.
     The Fund may invest up to 15% of its assets in restricted securities with limited marketability or other illiquid securities.
     The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

8

COSTS AND MARKET-TIMING
Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
-    Each Vanguard fund reserves the right to stop offering shares at any time.
-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
     See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of April 30, 2001, the average turnover rate for all small growth funds was approximately 104%, according to Morningstar, Inc.
--------------------------------------------------------------------------------

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $500 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISERS

The Fund uses a multimanager approach. It employs five investment advisers, each of which independently manages a separate portion of the Fund's assets, subject to the control of the trustees and officers of the Fund.


- Granahan Investment Management, Inc., 275 Wyman Street, Waltham, MA 02154, is an investment advisory firm founded in 1985. As of April 30, 2001, Granahan managed about $2 billion in assets.
- Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, is an investment advisory firm founded in 1928. As of April 30, 2001, Wellington Management managed about $270 billion in assets.
- Chartwell Investment Partners, 1235 Westlakes Drive, Suite 330, Berwyn, PA 19312, is an investment advisory firm founded in 1997. As of April 30, 2001, Chartwell managed about $5 billion in assets.


- The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, is a wholly owned subsidiary of the Vanguard funds. As of April 30, 2001, Vanguard served as adviser for about $393 billion in assets.


- Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, MA 02110, is an investment advisory firm founded in 1977. As of April 30, 2001, GMO managed about $21 billion in assets. The firm specializes in small-company stock investments.


     The Fund pays four of its investment advisers--Granahan, Wellington Management, Chartwell and GMO--on a quarterly basis. For each adviser, the quarterly fee is based on certain annual percentage rates applied to average net assets managed by the adviser over the quarterly period. In addition, the quarterly fees paid to each adviser are increased or decreased based upon the adviser's performance in comparison to a benchmark index. For these purposes, the cumulative total return of each adviser's portion of the Fund over a trailing 36-month period is compared to the cumulative total return of the Russell 2000 Growth Index over the same period.
     Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated. The Fund pays no advisory fees to Vanguard, because it provides services to the Fund on an at-cost basis.

     For the fiscal year ended October 31, 2000, and the six-month period ended April 30, 2001, the advisory fees and expenses represented an effective annual rate of 0.19% and 0.17%, before performance-based increases of 0.05% and 0.07%, respectively.

10

     The advisers are authorized to choose broker-dealers to handle the purchase and sale of the Fund's portfolio securities, and to obtain the best available price and most favorable execution for all transactions. Also, the Fund may direct the advisers to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.
     In the interest of obtaining better execution of a transaction, the advisers may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the advisers are authorized to choose a broker who, in addition to executing the transaction, will provide research services to the advisers or the Fund.
     The board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISERS

 The managers primarily responsible for overseeing the Fund's investments are:

JOHN J. GRANAHAN, CFA, Founder, and President of Granahan. He has worked in investment management since 1960; has been with Granahan since 1985; and has managed the Fund since 1990. Education: B.A., St. Joseph's University; Graduate Fellow of Catholic University of America.

KENNETH L. ABRAMS, Senior Vice President of Wellington Management. He has worked in investment management since 1982; has been with Wellington Management since 1986; and has managed the Fund since 1994. Education: B.A. and M.B.A., Stanford University.

EDWARD N. ANTOIAN, CFA, Partner, and one of the founders of Chartwell in 1997. He has managed equity funds since 1984 and has managed the Fund since 1997.
Education:   B.S.,  State  University  of  New  York;   M.B.A.,   University  of
Pennsylvania.

GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Quantitative Equity Group. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987.
Education: A.B., Dartmouth College; M.B.A., University of Chicago.

CHRISTOPHER M. DARNELL, Chief Investment Officer of Quantitative Investment Products and Chairman of the U.S. Equity Investment Policy Group at GMO. He has managed investments for GMO since 1979 and has managed the Fund since 2000.
Education: B.A., Yale University; M.B.A., Harvard University.

ROBERT M. SOUCY, Managing Director of U.S. Quantitative Equity at GMO. He has managed investments for GMO since 1979 and has managed the Fund since 2000.
Education: B.S., University of Massachusetts.
--------------------------------------------------------------------------------

                                                                              11
DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December.

     Your dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax adviser about the tax consequences of plan withdrawals.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 DISTRIBUTIONS
As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------

SHARE PRICE
The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund's foreign securities trade on markets that are open.
     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

12

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). The information for the five years ended October 31, 2000, has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. The information for the six-month period ended April 30, 2001, has not been audited by independent accountants. You may have the annual report sent to you without charge by contacting Vanguard.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began the six-month period ended April 30, 2001, with a net asset value (price) of $77.28 per share. During the period, the Fund earned $0.10 per share from investment income (interest and dividends). There was a decline of $3.88 per share in the value of investments held or sold by the Fund, resulting in a net decline of $3.78 from investment operations.

Shareholders received $14.16 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $59.34, reflecting losses of $3.78 per share and distributions of $14.16 per share. This was a decrease of $17.94 per share (from $77.28 at the beginning of the period to $59.34 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was -4.23% for the period.

As of April 30, 2001, the Fund had $4.5 billion in net assets. For the period, its annualized expense ratio was 0.74% ($7.40 per $1,000 of net assets); and its annualized net investment income amounted to 0.30% of its average net assets. It sold and replaced securities valued at an annualized rate of 68% of its net assets.
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                    VANGUARD EXPLORER FUND
                                                                                    YEAR ENDED OCTOBER 31,
                                        SIX MONTHS ENDED       ------------------------------------------------------------------
                                         APRIL 30, 2001*         2000         1999          1998         1997         1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $77.28       $61.49       $49.60        $62.31       $55.44       $51.05

---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                               .10          .25          .21           .21          .26          .26
 Net Realized and Unrealized Gain (Loss)           (3.88)       23.80        12.18         (6.82)        9.71         8.37
  on Investments
---------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                (3.78)       24.05        12.39         (6.61)        9.97         8.63
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income               (.25)        (.23)        (.20)         (.25)        (.27)        (.24)
 Distributions from Realized Capital Gains        (13.91)       (8.03)        (.30)        (5.85)       (2.83)       (4.00)
---------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                            (14.16)       (8.26)        (.50)        (6.10)       (3.10)       (4.24)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $59.34       $77.28       $61.49        $49.60       $62.31       $55.44
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                      -4.23%       42.56%       25.14%       -11.22%       18.93%       17.97%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)             $4,496       $4,566       $2,484        $2,196       $2,550       $2,186
 Ratio of Total Expenses to Average Net Assets   0.74%**        0.71%        0.74%         0.62%        0.62%        0.63%
 Ratio of Net Investment Income to
  Average Net Assets                             0.30%**        0.36%        0.36%         0.37%        0.45%        0.51%
 Turnover Rate                                     68%**         123%          79%           72%          84%          51%

---------------------------------------------------------------------------------------------------------------------------------

 *Unaudited.
**Annualized.

14

INVESTING WITH VANGUARD

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
- If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
     In all cases, your transaction will be based on the Fund's next-determined net asset value after Vanguard receives your request (or, in the case of new contributions, the next-determined net asset value after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's net asset value. This is known as your TRADE DATE.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard limits participant exchange activity to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
     Before making an exchange to or from another fund available in your plan, consider the following:
- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.

    Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

                                                                              15
ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets.

CURRENCY RISK
The chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]

Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information
about Vanguard Explorer Fund, the
following documents are available
free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the
Fund's investments is available in
the Fund's annual and semiannual
reports to shareholders.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI provides more detailed
information about the Fund.

The current annual and semiannual
reports and the SAI are
incorporated by reference into
(and are thus legally a part of)
this prospectus.

All market indexes referenced in
this prospectus are the exclusive
property of their respective owners.

To receive a free copy of the latest
annual or semiannual report or the
SAI, or to request additional
information about the Fund or other
Vanguard funds, please contact us
as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE
COMMISSION (SEC)
You can review and copy
information  about the Fund
(including the SAI) at the SEC's
Public Reference Room in
Washington, DC. To find out more
about this public service, call the
SEC at 1-202-942-8090. Reports and
other information about the Fund are
also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing
the Public Reference Section,
Securities and Exchange
Commission, Washington, DC
20549-0102.

Fund's Investment Company Act
file number: 811-1530


(C) 2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

I024 112001

VANGUARD(R) EXPLORER FUND

ADMIRAL SHARES FOR PARTICIPANTS - NOVEMBER 12, 2001


This prospectus
contains financial data
for the Fund through
the fiscal period ended
April 30, 2001.

STOCK

PROSPECTUS

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


[THE VANGUARD GROUP(R) LOGO]

VANGUARD EXPLORER FUND
ADMIRAL SHARES
PARTICPANTT PROSPECTUS
NOVEMBER 12, 2001

A SMALL-COMPANY GROWTH STOCK MUTUAL FUND

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
  1 FUND PROFILE

  3 ADDITIONAL INFORMATION

  3 MORE ON THE FUND

  8 THE FUND AND VANGUARD

  9 INVESTMENT ADVISERS

 11 DIVIDENDS, CAPITAL GAINS, AND TAXES

 11 SHARE PRICE

 12 FINANCIAL HIGHLIGHTS

 14 INVESTING WITH VANGUARD

 15 ACCESSING FUND INFORMATION BY COMPUTER

 GLOSSARY (inside back cover)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 SHARE CLASSES

The Fund offers two separate classes of shares: Investor Shares and Admiral Shares. This prospectus offers the Fund's Admiral Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.


The Fund's separate share classes have different expenses; as a result, their investment performances will differ.

--------------------------------------------------------------------------------

                                                                               1
FUND PROFILE

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital growth.

PRIMARY INVESTMENT STRATEGIES
The Fund invests mainly in the stocks of small companies (which, at the time of purchase, typically have a market value of less than $2 billion). These companies tend to be unseasoned but are considered by the Fund's advisers to have superior growth potential. These companies often provide little or no dividend income.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the overall stock market. The Fund's performance could be hurt by:
- Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from one calendar year to another over the past ten years. The table shows how the Fund's average annual total returns compare with those of relevant market indexes over set periods of time. Both the bar chart and table present information for the Fund's Investor Shares only, because Admiral Shares were not available during the time periods shown. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

      ----------------------------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------------------------
                              1991          55.90%
                              1992          13.02%
                              1993          15.41%
                              1994           0.54%
                              1995          26.60%
                              1996          14.04%
                              1997          14.57%
                              1998           3.52%
                              1999          37.26%
                              2000           9.22%
      ----------------------------------------------------------------------
      The Fund's year-to-date return as of the most recent calendar quarter, which ended September 30, 2001, was -19.67%.
      ----------------------------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 29.99% (quarter ended December 31, 1999), and the lowest return for a quarter was -21.73% (quarter ended September 30, 2001).

2

-----------------------------------------------------------------------------

       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS DECEMBER 31, 2000

-----------------------------------------------------------------------------
                                           1 YEAR     5 YEARS       10 YEARS
-----------------------------------------------------------------------------
Vanguard Explorer Fund Investor Shares      9.22%      15.19%        18.03%
Russell 2000 Growth Index                 -22.43        7.14         12.80
Russell 2000 Index                         -3.03       10.31         15.53
-----------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None
      Exchange Fee:                                                        None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                0.57%
      12b-1 Distribution Fee:                                              None
      Other Expenses:                                                     0.01%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.58%

     The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

                --------------------------------------------------
                   1 YEAR      3 YEARS    5 YEARS      10 YEARS
                --------------------------------------------------
                     $59         $186       $324          $726
                --------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect Vanguard Explorer Fund Admiral Shares' expense ratio for the current fiscal year to be 0.58%, or $5.80 per $1,000 of average net assets. The average small-cap growth mutual fund had expenses in 2000 of 1.60%, or $16.00 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                 INCEPTION DATE
Distributed annually in December            Investor Shares--December 11, 1967
                                            Admiral Shares--November 12, 2001
INVESTMENT ADVISERS
-Granahan Investment Management, Inc.,      NET ASSETS (INVESTOR SHARES) AS OF
 Waltham, Mass., since 1990                 APRIL 30, 2001
-Wellington Management Company, LLP,        $4.5 billion
 Boston, Mass., since inception
-Chartwell Investment Partners, Berwyn,     NEWSPAPER ABBREVIATION
 Pa., since 1997                            ExplrAdml
-The Vanguard Group, Valley Forge, Pa.,
 since 1997                                 VANGUARD FUND NUMBER
-Grantham, Mayo, Van Otterloo & Co. LLC,    5024
 Boston, Mass., since 2000
                                            CUSIP NUMBER
                                            921926200

                                            TICKER SYMBOL
                                            VEXRX

--------------------------------------------------------------------------------

MORE ON THE FUND

This prospectus describes risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the

Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
     Finally, you'll find information on other important features of the Fund.

MARKET EXPOSURE

The Fund invests mainly in common stocks of small-capitalization companies that offer strong growth potential. These companies typically provide little or no dividend income.
     Because it invests mainly in stocks, the Fund is subject to certain risks.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such measures as earnings and book value, and these stocks typically pay above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds, by contrast, are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-cap stocks as those of companies with a market value exceeding $12 billion; mid-cap stocks as those of companies with a market value between $1.5 billion and $12 billion; and small-cap stocks as those of companies with a market value of less than $1.5 billion. Vanguard periodically reassesses these classifications.
--------------------------------------------------------------------------------

[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the

     Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

          ----------------------------------------------------------
                     U.S. STOCK MARKET RETURNS (1926-2000)
          ----------------------------------------------------------
                              1 YEAR  5 YEARS  10 YEARS   20 YEARS
          ----------------------------------------------------------
          Best                  54.2%   28.6%    19.9%      17.8%
          Worst                -43.1   -12.4     -0.8        3.1
          Average               12.9    11.1     11.2       11.2
          ----------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2000. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.
     Keep in mind that Vanguard Explorer Fund focuses on the stocks of smaller companies. Historically, small-cap stocks have been more volatile than--and at times have performed quite differently from--the large-cap stocks found in the S&P 500 Index. This is due to several factors, including less-certain growth and dividend prospects for smaller companies.

[FLAG] THE FUND IS SUBJECT TO  INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, SMALL-CAP STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION

Vanguard Explorer Fund employs five investment advisers, each of which independently chooses and maintains a portfolio of common stocks for the Fund. The Fund's board of trustees decides the proportion of Fund assets to be managed by each adviser and may change these proportions at any time.
     The five advisers use active investment management methods, which means they buy and sell securities based on their judgments about the financial prospects of companies, the prices of the securities, and the stock market and economy in general.
     Each adviser uses different processes to select securities for its portion of the Fund's assets; however, each is committed to buying stocks of small companies that, in the adviser's opinion, have strong growth potential.
     Granahan Investment Management, Inc. (Granahan), which managed about 35% of the Fund's assets as of April 30, 2001, groups securities into three categories as part of its selection process. The first category, "core growth," emphasizes companies that have a well-known or established product and, as a result, have a proven record of growth and a strong market position. The second category, "pioneers," is made up of companies that offer unique products or technologies that may lead to new products or expansion into new markets. Granahan judges "pioneer" stocks based on the estimated growth potential compared with market value. The third category, "special value," includes companies that lack

6

a record of strong growth but that, in the adviser's view, are both undervalued in the market and likely to grow in the next few years. "Core growth" stocks generally make up 30% to 60% of the adviser's share of Fund assets, with the other two categories generally at 20% to 35% each.
     Wellington Management Company, LLP (Wellington Management), which managed about 27% of the Fund's assets as of April 30, 2001, uses research and analysis of individual companies to select stocks that the adviser feels have exceptional growth potential relative to their valuation in the marketplace.
     Wellington Management considers each stock individually before purchase, and continually monitors developments at these companies for comparison with the adviser's expectations for growth. To help limit risk, the portfolio is broadly diversified both by number of stocks and by exposure to a range of industries.
     Chartwell Investment Partners (Chartwell), which managed about 9% of the Fund's assets as of April 30, 2001, uses a research-driven process to choose stocks judged to have exceptional growth potential and reasonable prices.
     After considering each stock individually before purchase, Chartwell constantly monitors characteristics of its Fund's holdings as a group by using computerized techniques.
     The Vanguard Group, which managed about 13% of the Fund's assets as of April 30, 2001, employs a "quantitative" investment approach in selecting stocks. In other words, it uses computerized mathematical models to select a sampling of stocks that, as a group, are expected to have returns and investment characteristics similar to the Russell 2000 Growth Index.
     The fifth adviser, Grantham, Mayo, Van Otterloo & Co. LLC (GMO), began managing new cash invested in the Fund on April 3, 2000. As of April 30, 2001, GMO managed about 12% of the Fund's assets. GMO uses computerized models to select the most attractive small-cap growth stocks according to several criteria, including changes in projected earnings, earnings growth, and recent price trends. This quantitative investment method is expected to result in a portfolio that is broadly diversified among small-cap stocks. GMO seeks to maintain reasonable liquidity by limiting positions in individual issues.
     Vanguard also managed approximately 4% of the Fund's assets as cash investments as of April 30, 2001. The Fund's cash investments are generally invested in stock futures to achieve performance similar to that of common stocks. This strategy is intended to keep the Fund more fully invested in common stocks while retaining cash on hand to meet liquidity needs. See "Other Investment Policies and Risks" for more details on the Fund's policy on futures.
     The Fund is generally managed without regard to tax ramifications.

[FLAG] THE  FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT THE
     ADVISERS WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE FUND INVESTS.

OTHER INVESTMENT POLICIES AND RISKS
Besides investing in common stocks of growth companies, the Fund may make certain other kinds of investments to achieve its objective.
     Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 20% of its assets this way. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets; and
(2)
currency risk, which is the chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

[FLAG] THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY
     INVOLVE  RISKS  DIFFERENT  FROM,  AND  POSSIBLY   GREATER  THAN,  THOSE  OF
     TRADITIONAL INVESTMENTS.

     The Fund may also invest in stock futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. The Fund will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Fund's obligation under futures contracts will not exceed 20% of its total assets.
     The reasons for which the Fund will invest in futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.
     The Fund may invest up to 15% of its assets in restricted securities with limited marketability or other illiquid securities.
     The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

8

COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
-    Each Vanguard fund reserves the right to stop offering  shares at any time.
-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
     See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of April 30, 2001, the average turnover rate for all small growth funds was approximately 104%, according to Morningstar, Inc.
--------------------------------------------------------------------------------

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $500 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISERS

The Fund uses a multimanager approach. It employs five investment advisers, each of which independently manages a separate portion of the Fund's assets, subject to the control of the trustees and officers of the Fund.

- Granahan Investment Management, Inc., 275 Wyman Street, Waltham, MA 02154, is an investment advisory firm founded in 1985. As of April 30, 2001, Granahan managed about $2 billion in assets.
- Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, is an investment advisory firm founded in 1928. As of April 30, 2001, Wellington Management managed about $270 billion in assets.
- Chartwell Investment Partners, 1235 Westlakes Drive, Suite 330, Berwyn, PA 19312, is an investment advisory firm founded in 1997. As of April 30, 2001, Chartwell managed about $5 billion in assets.
- The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, is a wholly owned subsidiary of the Vanguard funds. As of April 30, 2001, Vanguard served as adviser for about $393 billion in assets.
- Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, MA 02110, is an investment advisory firm founded in 1977. As of April 30, 2001, GMO managed about $21 billion in assets. The firm specializes in small-company stock investments.

     The Fund pays four of its investment advisers--Granahan, Wellington Management, Chartwell, and GMO--on a quarterly basis. For each adviser, the quarterly fee is based on certain annual percentage rates applied to average net assets managed by the adviser over the quarterly period. In addition, the quarterly fees paid to each adviser are increased or decreased based upon the adviser's performance in comparison to a benchmark index. For these purposes, the cumulative total return of each adviser's portion of the Fund over a trailing 36-month period is compared to the cumulative total return of the Russell 2000 Growth Index over the same period.
     Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated. The Fund pays no advisory fees to Vanguard, because it provides services to the Fund on an at-cost basis.

     For the fiscal year ended October 31, 2000, and the six-month period ended April 30, 2001, the advisory fees and expenses represented effective annual rates of 0.19% and 0.17%, before performance-based increases of 0.05% and 0.07%, respectively.

10

     The advisers are authorized to choose broker-dealers to handle the purchase and sale of the Fund's portfolio securities, and to obtain the best available price and most favorable execution for all transactions. Also, the Fund may direct the advisers to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.
In the interest of obtaining better execution of a transaction, the advisers may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the advisers are authorized to choose a broker who, in addition to executing the transaction, will provide research services to the advisers or the Fund.
     The board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISERS

 The managers primarily responsible for overseeing the Fund's investments are:

JOHN J. GRANAHAN, CFA, Founder, and President of Granahan. He has worked in investment management since 1960; has been with Granahan since 1985; and has managed the Fund since 1990. Education: B.A., St. Joseph's University; Graduate Fellow of Catholic University of America.

KENNETH L. ABRAMS, Senior Vice President of Wellington Management. He has worked in investment management since 1982; has been with Wellington Management since 1986; and has managed the Fund since 1994. Education: B.A. and M.B.A., Stanford University.

EDWARD N. ANTOIAN, CFA, Partner, and one of the founders of Chartwell in 1997. He has managed equity funds since 1984 and has managed the Fund since 1997.
Education:   B.S.,  State  University  of  New  York;   M.B.A.,   University  of
Pennsylvania.

GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Quantitative Equity Group. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987.
Education: A.B., Dartmouth College; M.B.A., University of Chicago.

CHRISTOPHER M. DARNELL, Chief Investment Officer of Quantitative Investment Products and Chairman of the U.S. Equity Investment Policy Group at GMO. He has managed investments for GMO since 1979 and has managed the Fund since 2000.
Education: B.A., Yale University; M.B.A., Harvard University.

ROBERT M. SOUCY, Managing Director of U.S. Quantitative Equity at GMO. He has managed investments for GMO since 1979 and has managed the Fund since 2000.
Education: B.S., University of Massachusetts.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December.
     Your dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax adviser about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------

SHARE PRICE
The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund's foreign securities trade on markets that are open.
     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

12

FINANCIAL HIGHLIGHTS

The following financial highlights table pertains to the Fund's Investor Shares; Admiral Shares were not available during the periods shown. The table is intended to help you understand the Fund's financial performance for these periods, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). The information for the five years ended October 31, 2000, has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. The information for the six-month period ended April 30, 2001, has not been audited by independent accountants. You may have the annual report sent to you without charge by contacting Vanguard.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began the six-month period ended April 30, 2001, with a net asset value (price) of $77.28 per share. During the period, the Fund earned $0.10 per share from investment income (interest and dividends). There was a decline of $3.88 per share in the value of investments held or sold by the Fund, resulting in a net decline of $3.78 from investment operations.

Shareholders received $14.16 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $59.34, reflecting losses of $3.78 per share and distributions of $14.16 per share. This was a decrease of $17.94 per share (from $77.28 at the beginning of the period to $59.34 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was -4.23% for the period.

As of April 30, 2001, the Fund had $4.5 billion in net assets. For the period, its annualized expense ratio was 0.74% ($7.40 per $1,000 of net assets); and its annualized net investment income amounted to 0.30% of its average net assets. It sold and replaced securities valued at an annualized rate of 68% of its net assets.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                    VANGUARD EXPLORER FUND
                                                                                       INVESTOR SHARES
                                                                                   YEAR ENDED OCTOBER 31,
                                        SIX MONTHS ENDED       ------------------------------------------------------------------
                                         APRIL 30, 2001*         2000         1999          1998         1997         1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $77.28       $61.49       $49.60        $62.31       $55.44       $51.05

---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                               .10          .25          .21           .21          .26          .26
 Net Realized and Unrealized Gain (Loss)           (3.88)       23.80        12.18         (6.82)        9.71         8.37
  on Investments
---------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                (3.78)       24.05        12.39         (6.61)        9.97         8.63
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income               (.25)        (.23)        (.20)         (.25)        (.27)        (.24)
 Distributions from Realized Capital Gains        (13.91)       (8.03)        (.30)        (5.85)       (2.83)       (4.00)
---------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                            (14.16)       (8.26)        (.50)        (6.10)       (3.10)       (4.24)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $59.34       $77.28       $61.49        $49.60       $62.31       $55.44
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                      -4.23%       42.56%       25.14%       -11.22%       18.93%       17.97%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)             $4,496       $4,566       $2,484        $2,196       $2,550       $2,186
 Ratio of Total Expenses to Average Net Assets   0.74%**        0.71%        0.74%         0.62%        0.62%        0.63%
 Ratio of Net Investment Income to
  Average Net Assets                             0.30%**        0.36%        0.36%         0.37%        0.45%        0.51%
 Turnover Rate                                     68%**         123%          79%           72%          84%          51%

---------------------------------------------------------------------------------------------------------------------------------

 *Unaudited.
**Annualized.

14

INVESTING WITH VANGUARD

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
- If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
     In all cases, your transaction will be based on the Fund's next-determined net asset value after Vanguard receives your request (or, in the case of new contributions, the next-determined net asset value after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's net asset value. This is known as your TRADE DATE.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard limits participant exchange activity to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
     Before making an exchange to or from another fund available in your plan, consider the following:
- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.


- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets.

CURRENCY RISK
The chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]

Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information
about Vanguard Explorer Fund, the
following documents are available
free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the
Fund's investments is available in
the Fund's annual and semiannual
reports to shareholders.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI provides more detailed
information about the Fund.

The current annual and semiannual
reports and the SAI are
incorporated by reference into
(and are thus legally a part of)
this prospectus.

All market indexes referenced in
this prospectus are the exclusive
property of their respective owners.

To receive a free copy of the latest
annual or semiannual report or the
SAI, or to request additional
information about the Fund or other
Vanguard funds, please contact us
as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE
COMMISSION (SEC)
You can review and copy
information  about the Fund
(including the SAI) at the SEC's
Public Reference Room in
Washington, DC. To find out more
about this public service, call the
SEC at 1-202-942-8090. Reports and
other information about the Fund are
also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing
the Public Reference Section,
Securities and Exchange
Commission, Washington, DC
20549-0102.

Fund's Investment Company Act
file number: 811-1530


(C) 2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.


I524 112001

                                     PART B

                         VANGUARD(R) EXPLORER(TM) FUND
                                   (THE FUND)

                       STATEMENT OF ADDITIONAL INFORMATION


                                NOVEMBER 12, 2001

This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated November 12, 2001). To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Fund's financial statements as hereby incorporated by reference, please call:


                         INVESTOR INFORMATION DEPARTMENT

                                 1-800-662-7447

                                TABLE OF CONTENTS


                                                                 PAGE
                                                                 ----


DESCRIPTION OF THE FUND..........................................B-1
INVESTMENT POLICIES..............................................B-3
FUNDAMENTAL INVESTMENT LIMITATIONS...............................B-8
PURCHASE OF SHARES...............................................B-9
REDEMPTION OF SHARES.............................................B-9
SHARE PRICE......................................................B-10
YIELD AND TOTAL RETURN...........................................B-10
MANAGEMENT OF THE FUND...........................................B-11
INVESTMENT ADVISORY SERVICES.....................................B-15
PORTFOLIO TRANSACTIONS...........................................B-23
COMPARATIVE INDEXES..............................................B-24
FINANCIAL STATEMENTS.............................................B-26



                             DESCRIPTION OF THE FUND

ORGANIZATION

The Fund was originally known as the Explorer Fund, Inc. and was organized as a Delaware corporation in 1967. The Fund merged into a Maryland corporation in 1973, and was subsequently reorganized as a Delaware business trust in June 1998. Prior to its reorganization as a Delaware business trust, the Fund was known as Vanguard Explorer Fund, Inc. The Fund is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, diversified management investment company. It currently offers two classes of shares: Investor Shares and Admiral Shares. There is no limit on the number of full and fractional shares that the Fund may issue.


SERVICE PROVIDERS

     CUSTODIAN. Citibank, N.A., 111 Wall Street, New York, NY 10005, serves as the custodian. The custodian is responsible for maintaining the Fund's assets and keeping all necessary accounts and records of Fund assets.

INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Fund's independent accountants. The accountants audit the Fund's annual financial statements and provide other related services.

     TRANSFER  AND   DIVIDEND-PAYING   AGENT.  The  Fund's  transfer  agent  and
dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355.

CHARACTERISTICS OF THE FUND'S SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Fund's shares, other than the possible future termination of the Fund. The Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of its assets. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

     SHAREHOLDER LIABILITY. The Fund is organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The Fund's shareholders are entitled to receive any dividends or other distributions declared by the Fund. No shares have priority or preference over any other shares of the Fund with respect to distributions of the Fund. Distributions will be made from the assets of the Fund, and will be paid ratably to all shareholders of the Fund according to the number of shares of the Fund held by shareholders on the record date.

     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of the fund; or (iii) the trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of the Fund's net assets, and to change any fundamental policy of the Fund. Unless otherwise required by applicable law, shareholders of the Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. Voting rights are non-cumulative and cannot be modified without a majority vote.

     LIQUIDATION RIGHTS. In the event that the Fund is liquidated, shareholders of the Fund will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are attributable to that class.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Fund's shares.

     CONVERSION RIGHTS. Shareholders of the Fund may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements.

     REDEMPTION  PROVISIONS.  The Fund's redemption  provisions are described in
its  current   prospectus   and  elsewhere  in  this   Statement  of  Additional
Information.

     SINKING FUND PROVISIONS. The Fund has no sinking fund provisions.

     CALLS OR ASSESSMENT. The Fund's shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUND

The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, the Fund must comply with certain requirements. If the Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

                               INVESTMENT POLICIES

The following policies supplement the Fund's investment policies set forth in the Prospectus.

     REPURCHASE AGREEMENTS. The Fund, along with other members of The Vanguard Group, may invest in repurchase agreements with commercial banks, brokers, or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a fixed-income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Fund's board of trustees will monitor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment advisers of the creditworthiness of any bank, broker, or dealer party to a repurchase agreement with the Fund.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the advisers acknowledge these risks, it is expected that they will be controlled through careful monitoring procedures.

     LENDING OF SECURITIES. The Fund may lend its portfolio securities to qualified institutional investors (typically brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms and the structure of such loans must be consistent with the 1940 Act, and the rules or interpretations of the Commission thereunder. These provisions limit the amount of securities the Fund may lend to 33 1/3% of the Fund's total assets, and require that (a) the borrower pledges and maintains with the Fund collateral consisting of cash, a letter of credit, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower adds to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan is made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's board of trustees.

     At the present time, the staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

     VANGUARD INTERFUND LENDING PROGRAM. The Commission has issued an exemptive order permitting the Fund and other Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the Commission's exemptive order.

     TEMPORARY INVESTMENTS. The Fund may take temporary defensive measures that are inconsistent with the Fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political or other conditions. Such measures could include investments in (a) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objectives consistent with those of the Fund; (c) repurchase agreements involving any such securities; and
(d) other money market instruments. There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

     FUTURES CONTRACTS AND OPTIONS. The Fund may enter into futures contracts, options, and options on futures contracts for several reasons: to maintain cash investments while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency. Assets committed to futures contracts will be segregated to the extent required by law.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been sold or selling a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to the market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the underlying securities. The Fund intends to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     Restrictions on the Use of Futures Contracts. The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

     Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability of the Fund to hedge its portfolio effectively. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due to both the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund also bears the risk that the advisers will incorrectly predict future market trends. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the Fund will not be subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom a fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     Federal Tax Treatment of Futures Contracts. The Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts held as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term depending on the holding period of the contract. Sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

     The Fund will  distribute  to  shareholders  annually any net capital gains which have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the payments.

     FOREIGN INVESTMENTS. As indicated in the Prospectus, the Fund may invest up to 20% of its assets in foreign securities and may engage in currency transactions with respect to such investments. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

     Currency Risk. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Fund permit it to enter into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

     Country Risk. As foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve most favorable execution costs in its portfolio transactions in foreign securities, commissions on many foreign stock exchanges are generally higher than commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Fund's foreign securities will be somewhat greater than the expenses for the custodial arrangements for handling U.S. securities of equal value.

     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Fund receives from its foreign investments. However, these foreign withholding taxes are not expected to have a significant impact on the Fund, since it seeks long-term capital appreciation and any income should be considered incidental.

     Federal Tax Treatment of Non-U.S. Transactions. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by the Fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts the Fund may make or enter into will be subject to the special currency rules described above.

     ILLIQUID AND RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books.

     The Fund may invest in restricted, privately placed securities that, under the Commission's rules, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers or after they have been held for a number of years, they may be considered illiquid securities--meaning that they could be difficult for the Fund to convert to cash if needed.

     If a substantial market develops for a restricted security held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund's board of trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. While the Fund's investment adviser determines the liquidity of restricted securities on a daily basis, the board oversees and retains ultimate responsibility for the adviser's decisions. Several factors that the board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.

                       FUNDAMENTAL INVESTMENT LIMITATIONS

The Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's outstanding voting shares. For these purposes, a "majority" of shares means shares representing the lesser of: (i) 67% or more of the shares voted, so long as more than 50% of the Fund's outstanding shares are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares.

     BORROWING. The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

     COMMODITIES. The Fund may not invest in commodities, except that the Fund may invest in stock futures contracts, stock options, and options on stock futures contracts. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Fund's total assets may be invested in futures contracts or options at any time.

     DIVERSIFICATION. With respect to 75% of its total assets, the Fund may not:
(i) purchase more than 10% of the outstanding voting securities of any one issuer, or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.

     ILLIQUID SECURITIES. The Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     INDUSTRY CONCENTRATION. The Fund may not invest more than 25% of its total assets in any one industry.

     INVESTING FOR CONTROL. The Fund may not invest in a company for the purpose of controlling its management.

     INVESTMENT COMPANIES. The Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares the Fund acquires pursuant to Section 12 must have investment objectives and investment policies consistent with those of the Fund.

     LOANS. The Fund may not lend money to any person except by purchasing fixed income securities or by entering into repurchase agreements, by lending its portfolio securities, or through Vanguard's interfund lending program.

     MARGIN. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

     PLEDGING ASSETS. The Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

     REAL ESTATE. The Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.

     SENIOR SECURITIES. The Fund may not issue senior securities, except in compliance with the 1940 Act.

     UNDERWRITING. The Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

     None of these limitations prevents the Fund from participating in The Vanguard Group (Vanguard). Because the Fund is a member of Vanguard, the Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Fund" for more information.

     The investment limitations set forth above are considered at the time investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value per share next determined after the order is received. The net asset value per share is calculated as of the close of the New York Stock Exchange (the Exchange) on each day the Exchange is open for business. An order received prior to the close of the Exchange (generally 4 p.m. Eastern time) will be executed at the price computed on the date of receipt, and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.

     The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (iii) to reduce or waive the minimum investment for, or any other restrictions on, initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     No charge is made by the Fund for redemptions. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.

     If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of such securities so received in payment of redemptions. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

     SIGNATURE GUARANTEES. To protect your account, the Fund, and Vanguard from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of a person who has authorized a redemption from your account. Signature guarantees are required in connection with: (1) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s); and (2) share transfer requests. These requirements are not applicable to redemptions in Vanguard's prototype plans except in connection with: (1) distributions made when the proceeds are to be paid to someone other than the plan participant; (2) certain authorizations to effect exchanges by telephone; and (3) when proceeds are to be wired. These requirements may be waived by the Fund in certain instances.

     Signature guarantees can be obtained from a bank, broker, or any other guarantor that Vanguard deems acceptable. Notaries public are not acceptable guarantors.

     The signature guarantees must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment (stock power) which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter of stock power.

                                   SHARE PRICE


The Fund's share price, or net asset value per share, is calculated by dividing the net assets attributable to each share class by the total number of shares outstanding for that class. The net asset value is determined as of the regular close of the Exchange, (generally 4 p.m., Eastern time), on each day that the Exchange is open for trading.

     Portfolio securities for which reliable market quotations are readily available (which include those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price or the official closing price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

     Short-term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.

     Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.

     Foreign securities are valued at the last quoted sales price, according to the broadest and most representative market, available at the time the Fund is valued. If events which materially affect the value of the Fund's investments occur after the close of the securities markets on which such securities are primarily traded, those investments may be valued by such methods as the board of trustees deems in good faith to reflect fair value.

     In determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using the officially quoted daily exchange rates used by Morgan Stanley Capital International in calculating various benchmarking indexes. This officially quoted exchange rate may be determined prior to or after the close of a particular securities market. If such quotations are not available, or do not reflect market conditions at the time the Fund is valued, the rate of exchange will be determined in accordance with policies established in good faith by the board of trustees.

     Other assets and securities for which no reliable quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the board of trustees deems in good faith to reflect the fair value.

     The share price for the Fund can be found daily in the mutual fund listings of most major newspapers under the heading of "Vanguard Funds".

                             YIELD AND TOTAL RETURN

The yield of the Vanguard Explorer Fund for the thirty-day period ended April 30, 2001, was 0.22%. The average annual total returns for the Fund for the for the one-, five-, and ten-year periods ended October 31, 2000, and the six-month period ended April 30, 2001, were 42.56%, 17.32%, 20.02%, and -4.23%, respectively.

AVERAGE ANNUAL TOTAL RETURN

Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of the Fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares.

     Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods according to the following formula (average annual total return is then expressed as a percentage):

                              T = (ERV/P)1/N - 1

Where:

          T   = average annual total return
          P   = a hypothetical initial investment of $1,000
          n   = number of years
          ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period




CUMULATIVE TOTAL RETURN

Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                C = (ERV/P) - 1

  Where:

          C   =cumulative total return
          P   =a hypothetical initial investment of $1,000
          ERV =ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

SEC YIELDS

Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2[((A-B)/CD+1)/6/ - 1]

 Where:

          a   = dividends and interest earned during the period
          b   = expenses accrued for the period (net of
                reimbursements)
          c   = the average daily number of shares outstanding during
                the period that were entitled to receive dividends
          d   = the maximum offering price per share on the last day
                of the period

                             MANAGEMENT OF THE FUND

OFFICERS AND TRUSTEES

The officers of the Fund manage its day-to-day operations and are responsible to the Fund's board of trustees. The trustees set broad policies for the Fund and choose its officers. The following is a list of the trustees and officers of the Fund and a statement of their present positions and principal occupations during the past five years. As a group, the Fund's trustees and officers own less than 1% of the outstanding shares of the Fund. Each trustee (except Mr. MacLaury) serves as a director of The Vanguard Group, Inc. In addition, each trustee serves as a trustee of each of the 104 funds administered by Vanguard (102 in the case of Mr. Malkiel and 84 in the case of Mr. MacLaury). The mailing address of the trustees and officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.

JOHN J.  BRENNAN,  (DOB:  7/29/1954)  Chairman,  Chief  Executive  Officer,  and
Trustee*
Chairman, Chief Executive Officer and Director (Trustee) of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

CHARLES D.  ELLIS,  (DOB:  10/23/1937),  Trustee
Senior Adviser to Greenwich Associates (International Business Strategy Consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN  HEFFERNAN  HEISEN,  (DOB:   1/25/1950)  Trustee
Vice President, Chief Information Officer, and member of the Executive Committee of Johnson & Johnson (Pharmaceuticals/Consumer Products); Director of The Medical Center at Princeton and Women's Research and Education Institute.


BRUCE K. MACLAURY,  (DOB:  5/7/1931) Trustee
President Emeritus of The Brookings Institution (Independent Non-Partisan Research Organization); Director of American Express Bank, Ltd., The St. Paul Companies, Inc. (Insurance and Financial Services), and National Steel Corp.

BURTON G. MALKIEL,  (DOB:  8/28/1932) Trustee
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, BKF Capital (Investment Management), The Jeffrey Co. (Holding Company), and NeuVis, Inc. (Software Company).


ALFRED M. RANKIN,  JR., (DOB:  10/8/1941)  Trustee
Chairman,  President, Chief Executive Officer, and Director of NACCO Industries,
Inc.  (Machinery/Coal/   Appliances);   Director  of  Goodrich  Corp.  (Aircraft
Systems/Manufacturing/Chemicals).

JAMES O.  WELCH,  JR.,  (DOB:  5/13/1931)  Trustee
Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc.

J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee
Retired Chairman and CEO of Rohm and Haas Co. (Chemicals); Director of Cummins Inc. (Diesel Engines), The Mead Corp. (Paper Products), and AmeriSource Health Corp. (Pharmaceutical Distribution); Trustee of Vanderbilt University.

R. GREGORY BARTON,  (DOB:  4/25/1951)  Secretary*
Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS,  (DOB: 5/21/1957) Treasurer*
Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

*Officers of the Fund are "interested persons" as defined in the 1940 Act.

THE VANGUARD GROUP

The Fund is a member of The Vanguard Group of Investment Companies, which consists of more than 100 funds. Through their jointly-owned subsidiary, The Vanguard Group, Inc. (Vanguard), the Fund, and the other funds in The Vanguard Group obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.

Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under procedures approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.

     The funds' officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the funds.

     Vanguard, Vanguard Marketing Corporation, the funds' advisers, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the funds, but place substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the funds.

     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the funds. The Amended and Restated Funds' Service Agreement provides for the following arrangement: (a) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (b) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts which each of the funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At April 30, 2001, Vanguard Explorer Fund had contributed capital of $800,000 to Vanguard, representing 0.02% of the Fund's net assets and 0.8% of Vanguard's capitalization.

     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, provides all distribution and marketing activities for the funds in the Group. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of The Vanguard Group. The trustees and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remaining one half of these expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group; provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for Vanguard, and that no fund shall incur annual distribution expenses in excess of 0.20 of 1% of its average month-end net assets.


     During the fiscal years ended October 31, 1998, 1999, 2000, and the six-month period ended April 30, 2001, Vanguard Explorer Fund incurred the following approximate amounts of The Vanguard Group's management and administrative (including transfer agency), distribution, and marketing expenses: $10,360,000, $11,114,000, $17,713,000, and $10,672,000, respectively.

     The Fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used soley to reduce the Fund's management and administrative expenses and are not reflected in these totals.


INVESTMENT ADVISORY SERVICES

Vanguard provides investment advisory services to the Fund and several other Vanguard funds. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the funds utilizing these services.

TRUSTEE COMPENSATION

The same individuals serve as trustees of all Vanguard funds (with two exceptions, which are noted in the table appearing below, and each fund pays a proportionate share of the trustees' compensation. The funds employ their officers on a shared basis, as well. However, officers are compensated by Vanguard, not the funds.

     INDEPENDENT TRUSTEES. The funds compensate their independent trustees--that is, the ones who are not also officers of the funds--in three ways:
- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.
- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.
- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

     "INTERESTED" TRUSTEES. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.

     COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Fund for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.


                             VANGUARD EXPLORER FUND
                               COMPENSATION TABLE


                                              PENSION OR
                                              RETIREMENT                               TOTAL
                                           BENEFITS ACCRUED                        COMPENSATION
                           AGGREGATE       AS PART OF THIS    ESTIMATED ANNUAL   FROM ALL VANGUARD
                          COMPENSATION          FUND'S         BENEFITS UPON       FUNDS PAID TO
NAMES OF TRUSTEES       FROM THIS FUND(1)     EXPENSES(1)        RETIREMENT         TRUSTEES(2)
----------------------------------------------------------------------------------------------------
John J. Brennan                None               None                None                 None
Charles D. Ellis(3)             N/A                N/A                 N/A                  N/A
JoAnn Heffernan Heisen         $887                $39             $15,000             $100,000
Bruce K. MacLaury              $918                $65             $12,000              $95,000
Burton G. Malkiel              $892                $65             $15,000             $100,000
Alfred M. Rankin, Jr.          $869                $47             $15,000              $98,000
John C. Sawhill(4)             $395                 $0                 N/A              $44,483
James O. Welch, Jr.            $869                $69             $15,000              $98,000
J. Lawrence Wilson             $887                $50             $15,000             $115,000

---------

(1) The amounts shown in this column are based on the Fund's fiscal year ended October 31, 2000.

(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 104 Vanguard funds (102 in the case of Mr. Malkiel; 84 in the case of Mr. MacLaury) for the 2000 calendar year.
(3)  Mr. Ellis joined the Fund's board, effective January 1, 2001.
(4)  Mr. Sawhill died in May 2000.

                          INVESTMENT ADVISORY SERVICES

The Fund currently employs five separate investment advisers (the advisers), each of whom manages the investment and reinvestment of a portion of the Fund's assets. Until February 28, 1990, when the Fund acquired the assets of Explorer II, Wellington Management Company, LLP was sole investment adviser to the Fund (then known simply as Explorer Fund), and Granahan Investment Management, Inc. served as sole investment adviser to Explorer II, the acquired Fund. Chartwell Investment Partners and Vanguard were added as advisers on August 1, 1997, and Grantham, Mayo, Van Otterloo & Co. LLC was added on April 3, 2000.

     The proportion of the net assets of the Fund managed by each adviser was established by the board of trustees and may be changed in the future by the board of trustees as circumstances warrant. Investors will be advised of any substantive change in the proportions managed by each adviser. Because the Fund uses four advisers it is possible that the advisers would purchase or sell the same security at the same time. Such a situation might result in increased brokerage costs or adverse tax consequences to the Fund. The board of trustees monitors portfolio activity in order to minimize any possible adverse consequences.

WELLINGTON MANAGEMENT COMPANY, LLP

The Fund has entered into an advisory agreement with Wellington Management Company, LLP (Wellington Management) under which Wellington Management manages the investment and reinvestment of a portion of the Fund's assets (the
Wellington Management Portfolio) and continuously reviews, supervises and administers the Fund's investment program with respect to those assets. As of April 30, 2001, Wellington Management managed approximately 27% of the Fund's net assets. Wellington Management discharges its responsibilities subject to the control of the officers and trustees of the Fund.

     Wellington Management is a professional investment counseling firm which globally provides investment services to investment companies and other institutions. Wellington Management is a Massachusetts limited liability partnership of which the following persons are managing partners: Laurie A. Gabriel, Duncan M. McFarland, and John R. Ryan. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960.

     Kenneth L. Abrams, Senior Vice President of Wellington Management, serves as portfolio manager of the assets of the Fund assigned to Wellington Management. Mr. Abrams has been employed by Wellington Management since 1986 and has served as portfolio manager of the Fund since 1994.

     The Fund pays Wellington Management a basic fee at the end of each of the fund's fiscal quarters, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Wellington Management Portfolio for the quarter:

            NET ASSETS                                RATE
            ----------                                ----
            First $500 million. . . . . . . .         .250%
            Next $250 million. . . . . . . .          .200%
            Next $250 million. . . . . . . .          .150%
            Assets in excess of $1 billion. .         .100%

     The basic fee, as provided above, shall be increased or decreased by applying a performance fee adjustment based on the investment performance of the Wellington Management Portfolio relative to the investment performance of the Russell 2000 Growth Index (the Index). The investment performance of Wellington Management Portfolio will be based on the cumulative return over a trailing 36-month period ending with the applicable quarter, relative to the cumulative total return of the Index for the same period. The adjustment applies as follows:

   CUMULATIVE 36-MONTH PERFORMANCE                       PERFORMANCE FEE
   VERSUS THE INDEX                                          ADJUSTMENT*
   ----------------                                     ----------------
   Trails by -12% or more. . ......................     -0.50 x basic fee
   Trails by more than -6% up to -12%..............     -0.25 x basic fee
   Trails/exceeds by -6% through 6%................      0.00 x basic fee
   Exceeds by more than 6% but less than 12%.......     +0.25 x basic fee
   Exceeds by 12% or more..........................     +0.50 x basic fee

*For purposes of determining the fee adjustment calculation, the basic fee is calculated by applying the quarterly rate against the net assets of the Fund averaged over the same time period for which the performance is measured.

     The Index will not be fully operable as the sole performance index used to determine the adjustment until the quarter ending July 31, 2003. Until that date, the adjustment will be determined by linking the investment performance of the Index and that of the Small Company Growth Fund Stock Index (the "Prior Index") as follows.


     (A) QUARTER ENDED OCTOBER 31, 2000. The adjustment will be determined by linking the investment performance of the Prior Index for the eleven quarters ended July 31, 2000, with that of the Index for the quarter ended October 31, 2000.


     (B) QUARTER ENDED JANUARY 31, 2001. The adjustment will be determined by linking the investment performance of the Prior Index for the ten quarters ended July 31, 2000, with that of the Index for the two quarters ended January 31, 2001.

     (C) QUARTER ENDED APRIL 30, 2001. The adjustment will be determined by linking the investment performance of the Prior Index for the nine quarters ended July 31, 2000, with that of the Index for the three quarters ended April 30, 2001.

     (D) QUARTER ENDED JULY 31, 2001. The adjustment will be determined by linking the investment performance of the Prior Index for eight quarters ended July 31, 2000, with that of the Index for the four quarters ended July 31, 2001.

     (E) QUARTER ENDED OCTOBER 31, 2001. The adjustment will be determined by linking the investment performance of the Prior Index for the seven quarters ended July 31, 2000, with that of the Index for the five quarters ended October 31, 2001.

     (F) QUARTER ENDING JANUARY 31, 2002. The adjustment will be determined by linking the investment performance of the Prior Index for the six quarters ended July 31, 2000, with that of the Index for the six quarters ending January 31, 2002.

     (G) QUARTER ENDING APRIL 30, 2002. The adjustment will be determined by linking the investment performance of the Prior Index for the five quarters ended July 31, 2000, with that of the Index for the seven quarters ending April 30, 2002.

     (H) QUARTER ENDING JULY 31, 2002. The adjustment will be determined by linking the investment performance of the Prior Index for four quarters ended July 31, 2000, with that of the Index for the eight quarters ending July 31, 2002.

     (I) QUARTER ENDING OCTOBER 31, 2002. The adjustment will be determined by linking the investment performance of the Prior Index for the three quarters ended July 31, 2000, with that of the Index for the nine quarters ending October 31, 2002.

     (J) QUARTER ENDING JANUARY 31, 2003. The adjustment will be determined by linking the investment performance of the Prior Index for the two quarters ended July 31, 2000, with that of the Index for the ten quarters ending January 31, 2003.

     (K) QUARTER ENDING APRIL 30, 2003. The adjustment will be determined by linking the investment performance of the Prior Index for the one quarter ended July 31, 2000, with that of the Index for the eleven quarters ending April 30, 2003.

  (L) QUARTER ENDING JULY 31, 2003. The Index is fully operable.

     The investment performance of the Wellington Management Portfolio for any period, expressed as a percentage of the "Wellington Management Portfolio unit value" per share at the beginning of such period, is the sum of: (i) the change in the Wellington Management Portfolio's net assets value during such period;
(ii) the unit value of the Fund's cash distributions from the Wellington Management Portfolio net investment income and realized net capital gains (whether short or long term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the Wellington Management Portfolio. For this purpose, the unit value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in the Wellington Management Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

     The Wellington Management Portfolio unit value is determined by dividing the total net assets of the Wellington Management Portfolio by a given number of units. Initially, the number of units in the Wellington Management Portfolio will equal the total shares outstanding of the Fund on August 1, 2000. Subsequently, as assets are added to or withdrawn from the Wellington Management Portfolio, the number of units of the Wellington Management Portfolio will be adjusted based on the unit value of the Wellington Management Portfolio on the day such changes are executed. Any cash buffer maintained by the Fund outside of the Wellington Management Portfolio shall neither be included in the total net assets of the Wellington Management Portfolio nor included in the computation of the Wellington Management Portfolio unit value.

     The investment record of the Index for any period, expressed as a percentage of the Index at the beginning of such period, will be the sum of (i) the change in the level of the Index during such period and (ii) the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Index. For this purpose, cash distributions on the securities which comprise the Index will be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses.

     During the fiscal years ended October 31, 1998, 1999, 2000, and the six-month period ended April 30, 2001, the Fund paid Wellington Management the following advisory fees:


                                                                                          SIX MONTHS ENDED
                                                        1998         1999         2000       APRIL 30,2001
                                                        ----         ----         ----       -------------
Basic Fee                                         $1,647,928   $1,588,542   $2,119,571            $980,586
Increase/(Decrease) for Performance Adjustment      (288,253)     659,915      975,614             637,992
                                                  -----------  ----------   ----------          ----------
Total                                             $1,359,675   $2,248,457    3,095,185          $1,618,578
                                                  ===========  ==========   ==========          ==========


GRANAHAN INVESTMENT MANAGEMENT, INC.

On February 28, 1990, effective with the acquisition of the assets of Explorer II, the Fund retained Granahan Investment Management, Inc. (Granahan) as a second investment adviser. Under its advisory agreement with the Fund, Granahan manages the investment and reinvestment of a portion of the Fund's assets (the Granahan Portfolio) and continuously reviews, supervises, and administers the Fund's investment program with respect to those assets. As of April 30, 2001, Granahan managed approximately 35% of the Fund's net assets. Granahan discharges its responsibilities subject to the control of the officers and trustees of the Fund.
     Granahan Investment Management, Inc., is an investment advisory firm specializing in small company stock investments. Mr. John Granahan is the President and major stockholder of Granahan Investment Management, Inc.

     The Fund pays Granahan a basic fee at the end of each of the Fund's fiscal quarters, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Granahan Portfolio for the quarter:

            NET ASSETS                                RATE
            ----------                                ----
            First $500 million. . . . . . . .         .300%
            Next $250 million. . . . . . . .          .200%
            Next $250 million. . . . . . . .          .150%
            Assets in excess of $1 billion. .         .100%

     The basic fee, as provided above, will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Granahan Portfolio relative to the investment performance of the Russell 2000 Growth Index (the Index). The investment performance of the Granahan Portfolio will be based on the cumulative return over a trailing 36-month period ending with the applicable quarter, relative to the cumulative total return of the Index for the same time period. The adjustment applies as follows:


    CUMULATIVE 36-MONTH PERFORMANCE                      PERFORMANCE FEE
    DIFFERENTIAL VERSUS THE INDEX                            ADJUSTMENT*
    -------------------------------                      ---------------
    Trails by -12% or more. . . .                    Decrease by .01875%
    Trails by more than -6% up to -12%              Decrease by .009375%
    Trails/exceeds from -6% through 6%                     No Adjustment
    Exceeds by more than 6% but less than 12%       Increase by .009375%
    Exceeds by 12% or more. . . .                    Increase by .01875%

     *For purposes of determining the fee adjustment calculation, the basic fee is calculated by applying the quarterly rate against the net assets of the Fund averaged over the same time period for which the performance is measured.

     The investment performance of the Granahan Portfolio for any period, expressed as a percentage of the "Granahan Portfolio unit value" per share at the beginning of such period, is the sum of: (i) the change in the Granahan Portfolio net asset value during such period; (ii) the unit value of the Fund's cash distributions from the Granahan Portfolio net investment income and realized net capital gains (whether short or long term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the Granahan Portfolio.

For this purpose, the unit value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in the Granahan Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

     The Granahan Portfolio unit value will be determined by dividing the total net assets of the Granahan Portfolio by a given number of units. Initially, the number of units in the Granahan Portfolio will equal the total shares outstanding of the Fund on August 1, 2000. Subsequently, as assets are added to or withdrawn from the Granahan Portfolio, the number of units of the Granahan Portfolio will be adjusted based on the unit value of the Granahan Portfolio on the day such changes are executed. Any cash buffer maintained by the Fund outside of the Granahan Portfolio shall neither be included in the total net assets of the Granahan Portfolio nor included in the computation of the Granahan Portfolio unit value.

     The investment record of the Index for any period, expressed as a percentage of the Index at the beginning of such period, will be the sum of (i) the change in the level of the Index during such period and (ii) the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Index. For this purpose, cash distributions on the securities which comprise the Index will be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses.

     The Index will not be fully operable as the sole performance index used to determine Granahan's performance fee adjustment until the quarter ending July 31, 2003. Until that date, Granahan's performance fee adjustment shall be determined by linking the investment performance of the Index and that of the Small Company Growth Fund Stock Index (the Prior Index) as follows:

     (A) QUARTER ENDED OCTOBER 31, 2000. Granahan's performance fee adjustment was determined by linking the investment performance of the Prior Index for the eleven quarters ended July 31, 2000, with that of the Index for the quarter ended October 31, 2000.

     (B) QUARTER ENDED JANUARY 31, 2001. Granahan's performance fee adjustment was determined by linking the investment performance of the Prior Index for the ten quarters ended July 31, 2000, with that of the Index for the two quarters ended January 31, 2001.

     (C) QUARTER ENDED APRIL 30, 2001. Granahan's performance fee adjustment was determined by linking the investment performance of the Prior Index for the nine quarters ended July 31, 2000, with that of the Index for the three quarters ended April 30, 2001.

     (D) QUARTER ENDED JULY 31, 2001. Granahan's performance fee adjustment was determined by linking the investment performance of the Prior Index for the eight quarters ended July 31, 2000, with that of the Index for the four quarters ended July 31, 2001.

     (E) QUARTER ENDED OCTOBER 31, 2001. Granahan's performance fee adjustment was determined by linking the investment performance of the Prior Index for the seven quarters ended July 31, 2000, with that of the Index for the five quarters ended October 31, 2001.


     (F) QUARTER ENDING JANUARY 31, 2002. Granahan's performance fee adjustment will be determined by linking the investment performance of the Prior Index for the six quarters ended July 31, 2000, with that of the Index for the six quarters ending January 31, 2002.

     (G) QUARTER ENDING APRIL 30, 2002. Granahan's performance fee adjustment will be determined by linking the investment performance of the Prior Index for the five quarters ended July 31, 2000, with that of the Index for the seven quarters ending April 30, 2002.

     (H) QUARTER ENDING JULY 31, 2002. Granahan's performance fee adjustment will be determined by linking the investment performance of the Prior Index for the four quarters ended July 31, 2000, with that of the Index for the eight quarters ending July 31, 2002.

     (I) QUARTER ENDING OCTOBER 31, 2002. Granahan's performance fee adjustment will be determined by linking the investment performance of the Prior Index for the three quarters ended July 31, 2000, with that of the Index for the nine quarters ending October 31, 2002.

     (J) QUARTER ENDING JANUARY 31, 2003. Granahan's performance fee adjustment will be determined by linking the investment performance of the Prior Index for the two quarters ended July 31, 2000, with that of the Index for the ten quarters ending January 31, 2003.

     (K) QUARTER ENDING APRIL 30, 2003. Granahan's performance fee adjustment will be determined by linking the investment performance of the Prior Index for the one quarter ended July 31, 2000, with that of the Index for the eleven quarters ending April 30, 2003.

     (L) QUARTER ENDING JULY 31, 2003. The Index shall be fully operable.

     During the fiscal years ended October 31, 1998, 1999, 2000, and the six-month period ended April 30, 2001, the Fund paid Granahan the following advisory fees:


                                                                                          SIX MONTHS ENDED
                                                        1998         1999         2000       APRIL 30,2001
                                                        ----         ----         ----       -------------
Basic Fee                                         $2,508,538   $2,476,006   $2,786,148          $1,294,166
Increase/(Decrease) for Performance Adjustment      (479,000)           0      867,466             639,093
                                                  -----------  ----------   ----------          ----------
Total                                             $2,029,538   $2,476,006   $3,653,614          $1,294,805
                                                  ===========  ==========   ==========          ==========



CHARTWELL INVESTMENT PARTNERS

The Fund also employs Chartwell Investment Partners (Chartwell) under an investment advisory agreement to manage the investment and reinvestment of a portion of the Fund's assets (the Chartwell Portfolio). As of April 30, 2001, Chartwell managed approximately 9% of the Fund's assets. Chartwell discharges its responsibilities subject to the control of the officers and trustees of the Fund.

     For the services provided by Chartwell under the advisory agreement the Fund will pay Chartwell a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Chartwell Portfolio for the quarter:

            NET ASSETS                                    RATE
            ----------                                    ----
            First $250 million . . . . . . . . . .        .300%
            Next $250 million. . . . . . . . . . .        .200%
            Next $250 million. . . . . . . . . . .        .200%
            Assets in excess of $500 million . . .        .100%

     The basic fee, as provided above, will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Chartwell Portfolio relative to the investment performance of the Russell 2000 Growth Index (the Index). The investment performance of the Chartwell Portfolio will be based on the cumulative total return of the Index for the same time period. The adjustment applies as follows:

            THREE-YEAR CUMULATIVE PERFORMANCE              PERFORMANCE FEE
            ---------------------------------              ---------------
            DIFFERENTIAL VERSUS THE INDEX                      ADJUSTMENT*
            -----------------------------                      -----------
            Trails by -12% or more. . . .                -0.20 X Basic Fee
            Trails by more than -6% up to -12%           -0.10 X Basic Fee
            Trails/exceeds from -6% through 6%            0.00 X Basic Fee
            Exceeds by more than 6% but less than 12%    +0.10 X Basic Fee
            Exceeds by 12% or more. . . .                +0.20 X Basic Fee

*For purposes of determining the fee adjustment calculation, the basic fee is calculated by applying the quarterly rate against the net assets of the Fund averaged over the same time period for which the performance is measured.


     The Index will not be fully operable as the sole performance index used to determine the adjustment until the quarter ending July 31, 2003. Until that date, the adjustment will be determined by linking the investment performance of the Index and that of the Small Company Growth Fund Stock Index (the Prior Index) as follows:


     (A) QUARTER ENDED OCTOBER 31, 2000. The adjustment was determined by linking the investment performance of the Prior Index for the eleven quarters ended July 31, 2000, with that of the Index for the one quarter ended October 31, 2000.

     (B) QUARTER ENDED JANUARY 31, 2001. The adjustment was determined by linking the investment performance of the Prior Index for the ten quarters ended July 31, 2000, with that of the Index for the two quarters ended January 31, 2001.

     (C) QUARTER ENDED APRIL 30, 2001. The adjustment was determined by linking the investment performance of the Prior Index for the nine quarters ended July 31, 2000, with that of the Index for the three quarters ended April 30, 2001.

     (D) QUARTER ENDED JULY 31, 2001. The adjustment was determined by linking the investment performance of the Prior Index for eight quarters ended July 31, 2000, with that of the Index for the four quarters ended July 31, 2001.

     (E) QUARTER ENDED OCTOBER 31, 2001. The adjustment was determined by linking the investment performance of the Prior Index for the seven quarters ended July 31, 2000, with that of the Index for the five quarters ended October 31, 2001.

     (F) QUARTER ENDING JANUARY 31, 2002. The adjustment will be determined by linking the investment performance of the Prior Index for the six quarters ended July 31, 2000, with that of the Index for the six quarters ending January 31, 2002.

     (G) QUARTER ENDING APRIL 30, 2002. The adjustment will be determined by linking the investment performance of the Prior Index for the five quarters ended July 31, 2000, with that of the Index for the seven quarters ending April 30, 2002.

     (H) QUARTER ENDING JULY 31, 2002. The adjustment will be determined by linking the investment performance of the Prior Index for four quarters ended July 31, 2000, with that of the Index for the eight quarters ending July 31, 2002.

     (I) QUARTER ENDING OCTOBER 31, 2002. The adjustment will be determined by linking the investment performance of the Prior Index for the three quarters ended July 31, 2000, with that of the Index for the nine quarters ending October 31, 2002.

     (J) QUARTER ENDING JANUARY 31, 2003. The adjustment will be determined by linking the investment performance of the Prior Index for the two quarters ended July 31, 2000, with that of the Index for the ten quarters ending January 31, 2003.

     (K) QUARTER ENDING APRIL 30, 2003. The adjustment will be determined by linking the investment performance of the Prior Index for the one quarter ended July 31, 2000, with that of the Index for the eleven quarters ending April 30, 2003.

     (L) QUARTER ENDING JULY 31, 2003. The Index is fully operable.

     The investment performance of the Chartwell Portfolio, for any period, expressed as a percentage of the "Chartwell Portfolio unit value" at the beginning of such period, will be the sum of: (i) the change in the Chartwell Portfolio's net asset value during such period; (ii) the unit value of the Fund's cash distributions from Chartwell Portfolio's net investment income and realized net capital gains (whether short or long term) having an ex-dividend date occurring within such period; and (iii) the unit value of taxes paid including withholding taxes and capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized by the Chartwell Portfolio. For this purpose, the unit value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in the Chartwell Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

     The Chartwell Portfolio unit value will be determined by dividing the total net assets of the Chartwell Portfolio by a given number of units. Initially, the number of units in the Chartwell Portfolio will equal the total shares outstanding of the Fund on August 1, 2000. Subsequently as assets are added to or withdrawn from the

Chartwell Portfolio, the number of units of the Chartwell Portfolio will be adjusted based on the unit value of the Chartwell Portfolio on the day such changes are executed. Any cash buffer maintained by the Fund outside of the Chartwell Portfolio shall neither be included in the total net assets of the Chartwell Portfolio nor included in the computation of the Chartwell Portfolio unit value.

     The investment record of the Index for any period, expressed as a percentage of the Index at the beginning of such period, will be the sum of: (i) the change in the level of the Index during the period; (ii) the value, computed consistently with the Index, of cash distributions having an exdividend date occurring within the period made by companies whose securities comprise the Index will be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses.


     For the fiscal years ended October 31, 1998, 1999, and 2000, and the six-month period ended April 30, 2001, the Fund paid Chartwell the following advisory fees:


                                                                                          SIX MONTHS ENDED
                                                        1998         1999         2000       APRIL 30,2001
                                                        ----         ----         ----       -------------
Basic Fee                                           $952,259   $1,042,721   $1,650,747            $689,599
Increase/(Decrease) for Performance Adjustment       (71,146)      70,879      271,692             172,190
                                                  -----------  ----------   ----------          ----------
Total                                               $881,113   $1,113,600   $1,922,439            $861,789
                                                  ===========  ==========   ==========          ==========

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

The Fund also employs Grantham, Mayo, Van Otterloo & Co. LLC (GMO) under an investment advisory agreement to manage the investment and reinvestment of a portion of the Fund's assets (the GMO Portfolio). As of April 30, 2001, GMO managed approximately 12% of the Fund's assets. GMO discharges its responsibilities subject to the control of the officers and trustees of the Fund.

     The Fund pays GMO a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the GMO Portfolio for the quarter:

            NET ASSETS                                    RATE
            ----------                                    ----
            First $500 million. . . . . . . . . .         0.275%
            Next $500 million . . . . . . . . . .         0.225%
            Assets in excess of $1 billion. . . .         0.200%

     Subject to the transition rule described below, the basic fee, as provided above, will be increased or decreased by the amount of a performance fee adjustment. The adjustment will be calculated as a percentage of the average net assets managed by GMO for the 36-month period ending with the then-ended quarter, and the adjustment will change proportionately with the investment performance of the GMO Portfolio relative to the investment performance of the Russell 2000 Growth Index (the Index) for the same period. The adjustment is computed as follows:

            CUMULATIVE 36-MONTH PERFORMANCE          ADJUSTMENT AS A PERCENTAGE
            -------------------------------          --------------------------
            VERSUS THE INDEX                             OF AVERAGE NET ASSETS*
            ----------------                             ----------------------
            Trails by any amount. . . . . .                               -0.15%
            Equals-to-exceeds by up to 3% .    Linear decrease from 0% to -0.15%
            Exceeds by 3% to 6% . . . . . .    Linear increase from 0% to +0.15%
            Exceeds by more than 6% . . . .                               +0.15%

*For purposes of this calculation, the adjustment is calculated by applying the quarterly rate against the net assets of the GMO Portfolio over the same time period for which the performance is measured.

     The adjustment will not be fully operable until the close of the quarter ending April 30, 2003. Until that time, the following transition rules will apply:


     (A) APRIL 3, 2000 THROUGH JANUARY 31, 2001. GMO's compensation was the basic fee. No adjustment was applied during this period.

     (B) FEBRUARY 1, 2001 THROUGH APRIL 30, 2003. Beginning February 1, 2001, the adjustment took effect on a progressive basis with regards to the number of months elapsed between May 1, 2000, and the quarter for which GMO's fee is being computed. During this period, the adjustment that has been determined as provided above will be multiplied by a fraction. The fraction's numerator will equal the number of months elapsed since May 1, 2000, and the denominator will be thirty-six (36).

     (C) ON AND AFTER MAY 1, 2003. Commencing May 1, 2003, the adjustment will be fully operable.

     The investment performance of the GMO Portfolio for any period, expressed as a percentage of the "GMO Portfolio unit value" at the beginning of such period will be the sum of: (i) the change in the GMO Portfolio unit value during such period; (ii) the unit value of the Fund's cash distributions from the GMO Portfolio's net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the GMO Portfolio.

     The GMO Portfolio unit value will be determined by dividing the total net assets of the GMO Portfolio by a given number of units. Initially, the number of units in the GMO Portfolio will equal a nominal value as determined by dividing initial assets by a unit value of $100.00 on April 3, 2000. Subsequently, as assets are added to or withdrawn from the GMO Portfolio, the number of units of the GMO Portfolio will be adjusted based on the unit value of the GMO Portfolio on the day such changes are executed. Any cash buffer maintained by the Fund outside of the GMO Portfolio shall neither be included in the total net assets of the GMO Portfolio nor included in the computation of the GMO portfolio unit value.

     The investment record of the Index for any period, expressed as a percentage of the Index at the beginning of such period, shall be the sum of:
(i) the change in the level of the Index during such period, and (ii) the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Index. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend.


     During the period April 3, 2000, through October 31, 2000, and the six-month period ended April 30, 2001, the Fund incurred investment advisory fees of approximately $528,152, and $711,478, respectively, to GMO.


                                                                SIX MONTHS ENDED
                                                        2000       APRIL 30,2001
                                                        ----       -------------
Basic Fee                                           $528,152            $665,566
Increase/(Decrease) for Performance Adjustment             0              45,912
                                                  ----------          ----------
Total                                               $528,152            $711,478
                                                  ==========          ==========



THE VANGUARD GROUP, INC.

Vanguard's Quantitative Equity Group provides investment advisory services on an at-cost basis with respect to 13% (as of April, 2001) of Vanguard Explorer Fund's assets, and any cash investments held by the Fund (4% as of April 30, 2000). Vanguard's Quantitative Equity Group is supervised by the officers of the funds.

     For the fiscal years ended October 31, 1998, 1999, 2000, and the six-month period ended April 30, 2001, the Fund incurred expenses for investment advisory services provided by Vanguard in the following approximate amounts: $38,000, $170,000, $138,000, and $87,506, respectively.

DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS

The Fund's current agreements with Wellington Management, Granahan, Chartwell, GMO, and Vanguard are renewable for successive one year periods, only if (1) each renewal is specifically approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the board of trustees of the Fund on 60 days' written notice to an adviser, (2) by a vote of a majority of the Fund's outstanding voting securities, or (3) by an adviser upon 90 days' written notice to the Fund.

                             PORTFOLIO TRANSACTIONS

The advisers are authorized (with the approval of the Fund's board of trustees) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and direct the advisers to use their best efforts to obtain the best available price and most favorable execution as to all transactions for the Fund. The advisers have undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, the advisers will use their best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the advisers. The advisers consider such information useful in the performance of their obligations under the agreements but are unable to determine the amount by which such services may reduce their expenses.

     The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's board of trustees, the advisers may cause the Fund to pay a broker-dealer which furnishes research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the advisers to the Fund and the other funds in the Group.

     Currently, it is the Fund's policy that the advisers may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. The advisers will only pay such higher commissions if they believe this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the advisers and/or the Fund. However, the advisers have informed the Fund that they generally will not pay higher commission rates specifically for the purpose of obtaining research services.

     During the fiscal years ended October 31, 1998, 1999, 2000, and the six-month period ended April 30, 2001, the Fund paid $3,023,496, $3,178,526, $5,747,752, and $2,922,341, in brokerage commissions, respectively.

     Some securities considered for investment by the Fund may also be appropriate for other Vanguard funds and/or clients served by each Adviser. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other funds or clients served by the advisers are considered at or about the same time, transactions in such securities will be allocated among the several funds and clients in a manner deemed equitable by the advisers. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund's board of trustees.


                               COMPARATIVE INDEXES

Each of the investment company members of the Group, including Vanguard Explorer Fund, may from time to time use one or more of the following unmanaged indexes for comparative performance purposes:

SMALL COMPANY GROWTH FUND STOCK INDEX--is composed of the various domestic common stocks that are held in the 25 largest small company stock mutual funds, using year-end net assets, monitored by Morningstar, Inc. Under an agreement with the Fund, Morningstar, Inc. determines the composition of the Index and Vestek Systems calculates the monthly total return. Neither The Vanguard Group, Inc., Wellington Management, Granahan, nor Chartwell are affiliated with Morningstar or Vestek Systems in any way.

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX--includes stocks selected by Standard & Poor's Index Committee to include leading companies in leading industries and to reflect the U.S. stock market.


STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S 500/BARRA VALUE INDEX--consists of the stocks in the Standard and Poor's 500 Composite Stock Price Index (S&P 500) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the S&P 500.

STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

WILSHIRE 5000 TOTAL MARKET INDEX--consists of more than 6,300 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 COMPLETION INDEX--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia, and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX--consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN BROTHERS LONG-TERM TREASURY BOND INDEX--is a market weighted index that contains individually priced U.S. Treasury securities with maturities of ten years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX--consists of over 4,500 U.S. Treasury, agency, and investment grade corporate bonds.

LEHMAN BROTHERS CREDIT (BAA) BOND INDEX--all publicly offered fixed rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than one year and with more than $100 million outstanding. This index includes over 1,500 issues.

LEHMAN BROTHERS LONG CREDIT BOND INDEX--is a subset of the Lehman Brothers Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $100 million principal outstanding and maturity greater than ten years.

BOND BUYER MUNICIPAL BOND INDEX--is a yield index on current coupon high-grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield of four high-grade, noncallable preferred stock issues.

NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE  INDEX--70%  Standard  & Poor's  500 Index and 30%  NASDAQ  Industrial
Index.

COMPOSITE INDEX--65% Standard & Poor's 500 Index and 35% Lehman Brothers Long Credit AA or Better Bond Index.

COMPOSITE INDEX--65% Lehman Brothers Long Credit AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index, and 12.5% Standard & Poor's Telephone Index).

LEHMAN  BROTHERS  LONG CREDIT A OR BETTER BOND  INDEX--consists  of all publicly
issued,  fixed  rate,   nonconvertible   investment-grade,   dollar-denominated,
SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass through securities corporate rated BBB- or better. The index has a market value of over $5 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CREDIT INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between one and five years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CREDIT INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between five and ten years. The index has a market value of over $800 billion.

LEHMAN BROTHERS LONG (10+) GOVERNMENT/CREDIT INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency and corporate securities rated BBB- or better with maturities greater than ten years. The index has a market value of over $1.1 trillion.

LIPPER SMALL-CAP GROWTH FUND AVERAGE--an industry benchmark of average mutual funds that by prospectus or portfolio practice invests primarily in growth companies with market capitalizations less than $1 billion at the time of purchase, as measured by Lipper Inc.

RUSSELL 3000 INDEX--consists of approximately the 3,000 largest stocks of U.S.-domiciled companies commonly traded on the New York and American Stock Exchanges or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.

RUSSELL 2000 GROWTH INDEX--contains stocks from the Russell 2000 Index with a better-than-average growth orientation.

RUSSELL   2000  STOCK   INDEX--is   composed   of   approximately   2,000  small
capitalization stocks.

LIPPER BALANCED FUND AVERAGE--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER GENERAL EQUITY FUND AVERAGE--an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER FIXED INCOME FUND AVERAGE--an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Inc.

                              FINANCIAL STATEMENTS

The Fund's audited Financial Statements for the year ended October 31, 2000, including the financial highlights for each of the five fiscal years in the period ended October 31, 2000, appearing in the Vanguard Explorer Fund 2000 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the performance, please see the Fund's Annual Report to Shareholders, which may be obtained without charge.



                                                                   SAI024 112001